Exhibit 10.1

THE CONNECTICUT WATER COMPANY

EMPLOYEES’ RETIREMENT PLAN

Amended and Restated as of

January 1, 2010

(except as otherwise indicated herein)

AMENDMENT AND RESTATEMENT OF

THE CONNECTICUT WATER COMPANY

EMPLOYEES’ RETIREMENT PLAN

THE CONNECTICUT WATER COMPANY, a corporation organized and existing under the laws of the State of Connecticut, with its principal place of business at Clinton, Connecticut, pursuant to Section 13.1 of The Connecticut Water Company Employees’ Retirement Plan and Trust, as amended and restated as of January 1, 1997, except as otherwise indicated, as amended, does hereby amend and restate said Plan in its entirety, effective as of January 1, 2010, except as otherwise indicated herein, as follows:

TABLE OF CONTENTS

ARTICLE I                                INTRODUCTION
ARTICLE II                               DEFINITIONS
ARTICLE III                              PARTICIPATION
ARTICLE IV                              NORMAL RETIREMENT
ARTICLE V                                EARLY RETIREMENT
ARTICLE VI                              POSTPONED RETIREMENT
ARTICLE VII                             TERMINATION OF EMPLOYMENT AND VESTED RIGHTS
ARTICLE VIII                            DISABILITY
ARTICLE IX                               PRE-RETIREMENT DEATH BENEFIT
ARTICLE X                                NORMAL AND OPTIONAL FORMS OF RETIREMENT INCOME
ARTICLE XI                               FIDUCIARIES-ADMINISTRATION OF THE PLAN
ARTICLE XII                              METHOD OF FINANCING
ARTICLE XIII                             AMENDMENT OR TERMINATION
ARTICLE XIV                             GENERAL PROVISIONS
ARTICLE XV                               TOP-HEAVY PLAN PROVISIONS
ARTICLE XVI                              LIMITATION ON BENEFITS
EXHIBIT I
APPENDIX A                              SPECIAL EARLY RETIREMENT BENEFIT

APPENDIX B                               SPECIAL EARLY RETIREMENT BENEFIT

APPENDIX C	BENEFITS FOR FORMER EMPLOYEES OF CRYSTAL WATER COMPANY

APPENDIX D	BENEFITS FOR EMPLOYEES OF BARNSTABLE WATER COMPANY

CONNECTICUT WATER COMPANY

EMPLOYEES’ RETIREMENT PLAN

ARTICLE I

INTRODUCTION

1.1	This Plan shall be known as The Connecticut Water Company Employees’ Retirement Plan.

1.2
The purpose of this Plan is to provide eligible Employees with retirement income benefits which will provide periodic income during the Employees’ retirement years, and support their beneficiaries upon the death of such Employees.

1.3
It is the intention of the Company that The Connecticut Water Company Employees’ Retirement Trust, which is a part of this Plan, shall meet the requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and shall be qualified and exempt under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE II

DEFINITIONS

Unless otherwise required by the context, the terms used herein shall have the meanings set forth in the remaining paragraphs of this Article II.

2.1
Actuarial Equivalent shall mean a benefit of equivalent current value to the benefit which would otherwise have been provided to the Participant, determined as described in Exhibit I attached to and made part of this Plan.

2.2	Actuary shall mean an actuary selected by the Committee who has been “enrolled” in accordance with ERISA.

2.3	Administrator shall mean the person or persons designated by the Committee in accordance with Article XI as the Administrator of the Plan within the meaning of Section 3(16) of ERISA.

2.4
Affiliated Company shall mean any company which is included within a “controlled group of corporations” within which the Company is also included, as determined under Section 1563 of the Code without regard to Subsections (a)(4) and (e)(3)(C) of said Section 1563.  Notwithstanding the foregoing, with respect to the benefit limitation set forth in Article XVI of this Plan, such determination under Section 1563 shall be made assuming the phrase “more than 50 percent” were substituted for the phrase “at least 80 percent” each place it appears in Section 1563(a)(1).

2.5
Anniversary Date shall mean January 1 of each year commencing on or after January 1, 1958; provided that, with respect to the Crystal Plan, Anniversary Date shall mean January 1 of each year commencing on or after January 1, 1964; and provided further that with respect to the Barnstable Plan, Anniversary Date shall mean January 1 of each year commencing on or after January 1, 1970.

2.6
Annual Earnings shall mean the regular basic earnings paid to a Participant by his Employer during a Plan Year, excluding any other items of compensation such as overtime earnings, bonuses, or contributions made by the Employer to or under any form of employee benefit program expressed on an annual basis.  For hourly Employees, Annual Earnings shall mean the average hourly straight time rate, determined by dividing total straight time earnings by actual hours worked, times 2080 hours.  Notwithstanding the foregoing, Annual Earnings shall include any amounts which would otherwise be Annual Earnings and which are deferred by a Participant pursuant to a cash or deferred arrangement qualified under Section 401(k) of the Code, or a cafeteria plan pursuant to Section 125 of the Code, or a nonqualified retirement plan or arrangement maintained by the Employer.

In addition to other applicable limitations set forth in the Plan, and notwithstanding any provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Earnings of each Employee taken into account under the Plan shall not exceed the OBRA ‘93 annual compensation limit.  The OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code.  The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.  If a determination period consists of fewer than 12 months, the OBRA’ 93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA ‘93 annual compensation limit set forth in this provision.

If Annual Earnings for any prior determination period is taken into account in determining an employee’s benefits accruing in the current Plan Year, the Annual Earnings for that prior determination period is subject to the OBRA ‘93 annual compensation limit in effect for that prior determination period.  For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA ‘93 annual compensation limit is $150,000.

Increase in limit.  The Annual Earnings or annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Annual Earnings or annual Compensation means Earnings or Compensation during the Plan Year or such other consecutive 12 month period over which Earnings or Compensation is otherwise determined under the Plan (the determination period).  Accruals relating to periods prior to January 1, 2002, and the amount of Earnings or Compensation taken into account for periods prior to January 1, 2002, in determining accruals before and after January 1, 2002, shall be unaffected by this change.

Cost-of-living adjustment.  The $200,000 limit on Annual Earnings or annual Compensation in the preceding paragraph shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code.  The cost-of-living adjustment in effect for a calendar year applies to Annual Earnings or annual Compensation for the determination period that begins with or within such calendar year.

2.7	Annuity Starting Date shall mean the first day of the first period for which an amount is paid as an annuity or any other form.

2.8	Average Earnings shall mean the average Annual Earnings earned during the sixty consecutive months of highest Annual Earnings of a Participant (or during his total employment if less than 60 months).

2.9	Beneficiary shall mean any person entitled to receive benefits under the Plan which are payable upon the death of a Participant.

2.10           Board shall mean the Board of Directors of the Company.

2.11           Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.12           Committee shall mean the Committee as provided for in Article XI.

2.13	Company shall mean The Connecticut Water Company, a Connecticut corporation, or any successor thereto.

2.14	Contingent Annuitant shall mean any person designated by a Participant and entitled to receive benefits pursuant to the Contingent Annuitant Option described in Section 10.3(b).

2.15
Covered Compensation shall mean for each Participant the average of the contribution and benefit bases in effect under Section 230 of the Social Security Act for each year in the thirty-five (35) year period ending with the year in which the Participant attains the Social Security Retirement Age.  The determination for any Plan Year preceding the year in which the Participant attains the Social Security Retirement Age shall be made by assuming that there is no increase in the bases described herein after the beginning of the Plan Year and before the Participant attains the Social Security Retirement Age.

2.16	Crystal Plan shall mean the Crystal Water Company of Danielson Defined Benefit Pension Plan.

2.17
Credited Service shall mean, effective September 1, 1996, the number of years of Service as an Employee, in completed calendar months, irrespective of whether such Service is completed within a consecutive twelve (12) month period.  No credit shall be granted for any period of employment during which an Employee waived his right to participate in the Plan pursuant to Section 3.3.

In addition, in any Plan Year in which an Employee has fewer than twelve (12) calendar months of Service, Credited Service shall be determined by crediting such Employee with two (2) calendar months of Credited Service for each completed calendar month of Service, but no more than one year of Credited Service shall be granted with respect to any Plan Year.

Notwithstanding any provision of the Plan to the contrary, for the Plan Year beginning January 1, 1996, an Employee’s Credited Service shall equal the greater of Credited Service for the period from January 1, 1996 to August 31, 1996 as calculated in accordance with the terms of the Plan as in effect prior to September 1, 1996, and Credited Service for the period from January 1, 1996 to December 31, 1996 as calculated in accordance with this Section 2.17.  Notwithstanding anything to the contrary contained in this Section 2.17, Section 2.36, or elsewhere in the Plan, in no event shall any Employee of Gallup Water Service, Inc. receive credit for Credited Service hereunder prior to January 1, 2001.  Notwithstanding anything to the contrary contained in this Section 2.17, Section 2.36, or elsewhere in the Plan, in no event shall any Employee of the Unionville Water Company receive credit for Credited Service hereunder prior to January 1, 2004.

Notwithstanding anything to the contrary contained in Section 2.17, Section 2.36, or elsewhere in the Plan, in no event shall any former employee of Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto, receive credit for Credited Service hereunder for service with Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto.

2.18	Effective Date shall mean November 1, 1957, the original effective date of the Plan. This amendment and restatement is effective as of January 1, 2010, except where otherwise indicated.

2.19	Employee shall mean any person qualifying as a common law employee of the Employer other than Non-Benefits Employees.

2.20	Employer shall mean the Company, any Predecessor Company and any Participating Company.

2.21	Employment Commencement Date shall mean the date on which an Employee first performed an Hour of service with the Employer.

2.22	ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations issued pursuant thereto.

2.23
Fiduciary shall mean any person who exercises discretionary authority or control over the management of the Plan, assets held under the Plan or disposition of Plan assets; who renders investment advice for direct or indirect compensation as to assets held under the Plan or has any authority or responsibility to do so; or who has any discretionary authority or responsibility in the administration of the Plan; but only to the extent required by ERISA.

2.24	Former Crystal Water Participant shall mean any Employee (as defined in Appendix C hereof) who, as of the day before the Merger Date, was an active participant in the Crystal Plan.

2.25           Hour shall mean:

(a)	each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties (to be credited as of the time when the duties are performed);

(b)
each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer for reasons other than the performance of duties, such as vacation or holidays (to be credited in accordance with Labor Department Regulation 2530.200b-2(c) or any successor regulation); and

(c)
each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer (to be credited as of the time to which the award or agreement pertains).  The same hour shall not be credited under more than one of the above clauses.  In determining Hours of service for the purposes of clause (b) above, the provisions of Labor Department Regulation 2530.200b-2(b) or any successor regulation shall be applicable.  Hours of service shall also include each hour, based on the Employee’s standard work week and work day as in effect from time to time, during which an Employee is absent from work:

(i)
temporarily, on account of illness or with the consent of the Employer for a period not to exceed six months.  In the event of any absence approved by the Employer and exceeding six months the Committee shall establish uniform rules for the inclusion or exclusion of any hour as an Hour of service on account of such absence in excess of six months; or

(ii)	effective as of December 12, 1994, on account of qualified military service, as determined in accordance with USERRA and Section 414(u) of the Code.

2.26	Merger Date shall mean December 31, 2000.

2.27
Non-Benefits Employee shall mean any Employee designated by the Employer as a Non-Benefits Employee and any individual that the Employer considers to be an independent contractor, regardless of whether such individual may be determined to be an Employee by administrative, judicial or other decision.

2.28
Participant shall mean any Employee who is or becomes eligible to participate in the Plan pursuant to Article III and who has taken all the steps required by said Article III to participate in the Plan.

2.29
Participating Company shall mean any Affiliated Company which is designated by the Board as a Participating Company under the Plan and whose designation as such has become effective and has continued in effect.  The designation shall become effective only when it shall have been accepted by the Board of Directors of the Participating Company.  A Participating Company may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees (and their Beneficiaries) of the Participating Company.  In the event the designation of a Participating Company as such is revoked by the Board of Directors of the Participating Company, the Plan will be deemed terminated only as to such Participating Company in accordance with Article XIII.

2.30
Plan shall mean The Connecticut Water Company Employees’ Retirement Plan set forth in its entirety in this document and the Trust Agreement, as this document and such Agreement may be amended from time to time.

2.31           Plan Year shall mean each calendar year.

2.32	Predecessor Company shall mean any organization which was acquired by the Employer or an Affiliated Company.

2.33
Reemployment Commencement Date shall mean the first date following a period of severance from Service which is not required to be taken into account under Section 2.36, on which the Employee performs an Hour of service with the Employer.

2.34	Retirement Date shall mean a Participant’s Normal, Early or Postponed Retirement Date as defined in Articles IV through VI, whichever is applicable.

2.35	Retirement Income shall mean a Participant’s monthly benefit payable beginning on his Retirement Date.

2.36
Service with respect to any Employee shall mean that period of time beginning with the Employee’s Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the date a break in service, as herein defined, begins.  In addition, if an Employee severs from Service with the Employer and is reemployed within twelve (12) consecutive months, his Service shall also include all days between his severance from Service and his subsequent reemployment.  An Employee’s Service shall be determined without regard to whether he is a Participant or eligible to participate in the Plan during his period of employment with the Employer.  An Employee’s Service shall be expressed in years and months and shall be measured in cumulative monthly increments, including holidays, vacations, weekends and other nonworking days.  Any partial month of Service shall be disregarded.  Service credited during an approved leave of absence shall be recognized for purposes of calculating an Employee’s Service.  For purposes hereof, a leave of absence shall mean a period of time during which an Employee is absent from work temporarily, on account of illness or with the consent of the Employer for a period not to exceed six months.  In the event of any absence approved by the Employer and exceeding six months, the Committee shall establish uniform rules for the inclusion or exclusion of such Service in respect of such absence in excess of six months.  Moreover, effective as of December 12, 1994, Service shall also include qualified military service, as determined in accordance with USERRA and Section 414(u) of the Code.   For purposes hereof, a break in service shall mean a period of severance of at least 12 consecutive months.  A period of severance is a continuous period of time during which an Employee is not employed by the Employer.  Such period begins on the Employee’s Retirement Date or Termination Date, or if earlier, the 12-month anniversary of the date on which the Employee is otherwise first absent from work.  In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service.  For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.  Service with the Employer or any Participating Company (while Participating), and the predecessors and successors thereto, shall be recognized for purposes of calculating an Employee’s Service, but not such Employee’s Credited Service, unless such Employee is eligible to participate in the Plan in accordance with Article III, in which case such eligible Employee’s Service shall also be recognized for purposes of calculating such Employee’s Credited Service.  An Employee’s Service with an Affiliated Company (while Affiliated) that is not the Company or a Participating Company shall be recognized for purposes of calculating an Employee’s Service, but not an Employee’s Credited Service if the Employee’s Service with the Affiliated Company is contiguous with the Employee’s Service with the Company or the Participating Company, as the case may be, within the meaning of Department of Labor Regulations Section 2530.210.

2.37
Social Security Retirement Age shall mean the age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of the Social Security Act were 62.

2.38
Spouse shall mean the spouse of the opposite sex to whom a Participant shall be married on the Participant’s Annuity Starting Date or, in the case of the payment of a Pre-retirement surviving spouse benefit, to whom a Participant shall be married at the time of his death.

2.39	Termination Date shall mean the date on which the Participant ceases to be an Employee other than by reason of retirement.

2.40
Trust Agreement shall mean The Connecticut Water Company Employees’ Retirement Trust entered into between the Company and the Trustee to carry out the purposes of the Plan, as set forth herein, which Trust Agreement shall form a part of the Plan.

2.41	Trustee shall mean the Trustee selected by the Company in accordance with Article XII.

2.42	Trust Fund or Fund shall mean the cash and other properties held and administered by the Trustee in accordance with the provisions of the Trust Agreement and the Plan.

2.43
USERRA shall mean the Uniformed Services Employment and Reemployment Rights Act of 1994.  Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

2.44
Vesting Service shall mean, effective September 1, 1996,  the number of years of Service as an Employee, in completed calendar months, irrespective of whether such Service is completed within a consecutive twelve (12) month period.  No Vesting Service shall be granted for any period of employment during which an Employee waived his right to participate in the Plan pursuant to Section 3.3.

In addition, in any Plan Year in which an Employee has fewer than twelve (12) calendar months of Service, Vesting Service shall be determined by crediting such Employee with two (2) months of Vesting Service for each completed calendar month of Service, but no more than one year of Vesting Service shall be granted with respect to any Plan Year.  This paragraph shall not apply after March 31, 2000 to any Participant who had fewer than three years of Service as of March 31, 2000.

Notwithstanding any provision of the Plan to the contrary, for the Plan Year beginning January 1, 1996, an Employee’s Vesting Service shall equal the greater of Vesting Service for the period from January 1, 1996 to August 31, 1996 as calculated in accordance with the terms of the Plan as in effect prior to September 1, 1996 and Vesting Service for the period from January 1, 1996 to December 31, 1996 as calculated in accordance with this Section 2.44.

In calculating an Employee’s Vesting Service, service with The Unionville Water Company, both before and after October 31, 2002, shall be taken into account.

In calculating an Employee’s Vesting Service, but for no other purpose, in the case of any individual employed by Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or other entity related thereto who becomes an Employee of the Employer in connection with the asset purchase between the Employer and said Birmingham Utilities, Inc. or Eastern Connecticut Water Company, Inc., or any other corporation or entity related thereto, service with Birmingham Utilities, Inc., Eastern Connecticut Water Company, Inc., or any corporation or entity related thereto shall be taken into account.

2.45	Barnstable Plan shall mean the Barnstable Water Company Pension Plan.

2.46
Barnstable Water Participant shall mean any employee or former employee of Barnstable Water Company who, as of the day before the Barnstable Merger Date, was a participant in the Barnstable Plan; and any other employee of Barnstable Water Company who subsequently satisfies the requirements for eligibility set forth in Article III of Appendix D hereof.

2.47	Barnstable Merger Date shall mean December 31, 2002.

Masculine pronouns used herein shall refer to men or women or both and nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular, wherever appropriate.

ARTICLE III

PARTICIPATION

3.1
Former Employees.  Any person who either retired or terminated employment prior to the effective dates of the provisions of this amendment and restatement of the Plan shall be entitled to benefits in accordance with the provisions of the Plan as in effect on his Retirement Date or Termination Date, whichever is applicable.

3.2
Current and Future Employees.  Effective as of September 1, 1996, except as provided for in Section 3.3, each Employee shall participate in the Plan, as described herein, provided that he has completed twelve (12) calendar months of Service.  If a Participant terminates his employment but is rehired by the Employer, he shall again be eligible to participate in the Plan as of his date of rehire.

Notwithstanding any provision of the Plan to the contrary, for the period from January 1, 1996 to April 1, 2000, an Employee’s Service for purposes of this Section 3.2 shall equal the greater of Service as calculated in accordance with the terms of the Plan as in effect prior to September 1, 1996 and Service as calculated in accordance with this Section 3.2.  Prior to September 1, 1996, an Employee became a Participant in the Plan upon the completion of 1,000 Hours of service within the consecutive 12-month period beginning on his date of hire or in any Plan Year beginning after his date of hire.

Employees of Gallup Water Service, Inc. shall be eligible to participate hereunder effective January 1, 2001, provided that they have satisfied the service requirements hereunder as of that date and are otherwise eligible to participate hereunder.  In no event shall any employee of Gallup Water Service, Inc. receive credit for Credited Service hereunder prior to January 1, 2001.

Employees of The Unionville Water Company shall be eligible to participate hereunder effective January 1, 2004, provided they have satisfied the service requirements hereunder as of that date and are otherwise eligible to participate hereunder.  Service with The Unionville Water Company both before and after October 31, 2002 shall count as Service for purposes of meeting the eligibility requirements hereunder.  In no event shall any Employee of The Unionville Water Company receive credit for Credited Service hereunder prior to January 1, 2004.

3.3
Waiver of Participation.  Any Employee may waive his right to become a Participant under this Plan by electing such waiver in writing on a form supplied by the Administrator.  Such Employee may, also in writing, withdraw such waiver and, subject to Section 3.2, be eligible to participate in this Plan.

3.4
Elimination of Further Participation.  Notwithstanding the foregoing, any person who commences employment with the Employer on or after January 1, 2009 shall not be eligible to participate in or accrue benefits under the Plan.  Furthermore, anyone who terminated employment with the Employer and who is rehired by the Employer on or after January 1, 2009 shall not be eligible to participate or accrue additional benefits under the Plan.

3.5
Independent Contractors.  The term “Participant” shall include only those individuals who are, in fact, treated as common law employees on the payroll records of the Employer and compensated by the Employer as common law employees, and who are otherwise eligible to participate hereunder.  Therefore, the term "Participant" will not include any individual who is compensated other than as a common law employee (for example, as an independent contractor, leased employee or agency employee) even if such individual is subsequently determined to be or to have been a common law employee of the Employer.

ARTICLE IV

NORMAL RETIREMENT

4.1
Normal Retirement Date.  The Normal Retirement Date of a Participant shall be the first day of the month coinciding with or next following his 65th birthday, or the fifth anniversary of his entry into the Plan, if later, but in no event later than the first day of the month coinciding with or next following his 70th birthday.

4.2
Basic Retirement Income - The monthly Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan is equal to 1/12 of 1.6% of Average Earnings multiplied times years of Credited Service.  This provision is effective January 1, 2001 and shall not apply to any Participant who retires, terminates employment, or dies prior to such date.

Notwithstanding the foregoing, the minimum Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan is equal to 1/12 of $1,000, except that for an Employee who has less than 10 years of Credited Service, the $1,000 shall be reduced by the ratio of Credited Service to 10 years.

Notwithstanding the foregoing, the monthly Basic Retirement Income with payments commencing at Normal Retirement Date under this Plan shall not be less than the benefit the Participant accrued as of December 31, 2000 under the provisions of the Plan in effect at that time.

Unless otherwise provided under the Plan, the accrued benefit of each "section 401(a)(17) employee" under this Plan will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

(1)
the employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total years of Service taken into account under the Plan for the purposes of benefit accruals, or

(2)	the sum of:

(a)	the employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, and

(b)           the employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's years of Service credited to the employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

A "section 401(a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Annual Earnings for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

In the case of Participants who either (1) have not attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, or (2) have first become eligible to participate in this Plan after December 31, 2003, or both, no more than thirty-seven and one-half (37½) years of Credited Service shall be taken into account.  This provision is effective as of January 1, 2004.  In no event shall this change reduce the accrued benefit of any Participant as of December 31, 2003.

4.3	Normal Retirement Income. The Retirement Income of a Participant who retires on his Normal Retirement Date shall be determined as follows:

(a)
If the Participant does not have a Spouse on his Annuity Starting Date and has made no election as to the form of payment of pension benefits, then his Retirement Income shall be equal to his Basic Retirement Income as determined under Section 4.2 and shall be paid in the form of a Straight Life Annuity.

(b)
If the Participant has a Spouse on his Annuity Starting Date and has not made a qualified waiver of the 50% Contingent Annuitant Option described in Subsection 10.3(b) with his Spouse as Contingent Annuitant, his Retirement Income payable as of his Annuity Starting Date shall equal the product of (i) and (ii) where:

(i)	equals the Basic Retirement Income as determined under Section 4.2, and

(ii)	equals the Actuarial Equivalent factor for such Contingent Annuitant Option, and shall be paid in the manner described under such optional form.

(c)	If the Participant elects an optional form of payment under Article X, his Retirement Income payable as of his Annuity Starting Date shall equal the product of (i) and (ii) where:

(i)	equals his Basic Retirement Income as determined under Section 4.2, and

(ii)	equals the Actuarial Equivalent factor for the particular optional form elected as of the Annuity Starting Date, and shall be paid in the manner described under such optional form.

4.4           Funding-Based Limits on Benefits and Benefit Accruals.

(a)           Intent.  This provision is included in order to comply with the requirements of Section 436 of the Code and shall be interpreted and administered in accordance with the terms thereof.  This provision applies with respect to the entire Plan including Appendix C and Appendix D.  This provision is effective as of January 1, 2008.

(b)           Limitations on Unpredictable Contingent Event Benefits.

(1)           If a Participant is entitled to an Unpredictable Contingent Event Benefit payable with respect to any event occurring during any Plan Year, such benefit may not be provided if the Adjusted Funding Target Attainment Percentage (AFTAP) for such Plan Year:

(A)           is less than 60 percent, or

(B)           would be less than 60 percent taking into account such occurrence.

(2)           Subparagraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution (in addition to any minimum required contribution under Section 430 of the Code) equal to:

(A)           in the case of subparagraph (1)(A), the amount of the increase in the funding target of the Plan (under Section 430 of the Code) of the Plan Year attributable to the occurrence referred to in subparagraph (1), and

(B)           in the case of subparagraph (1)(B), the amount sufficient to result in an AFTAP of 60 percent.

(3)           For purposes of this paragraph (b), the term “Unpredictable Contingent Event Benefit” means any benefit payable solely by reason of:

(A)           a plant shutdown (or similar event, as determined by the Secretary of the Treasury), or

(B)           an event other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or occurrence of death or disability.

(c)           Limitations on Plan Amendments Increasing Liability for Benefits.

(1)           No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable will take effect during any Plan Year if the AFTAP for such Plan Year is:

(A)           less than 80 percent, or

(B)           would be less than 80 percent taking into account such amendment.

(2)           Subparagraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year (or if later, the effective date of the amendment), upon payment by the Employer of a contribution (in addition to any minimum required contribution under Section 430 of the Code) equal to:

(A)           in the case of subparagraph (1)(A), the amount of the increase in the funding target of the Plan (under Section 430 of the Code) for the Plan Year attributable to the amendment, and

(B)           in the case of subparagraph (1)(B), the amount sufficient to result in an AFTAP of 80 percent.

(3)           Subparagraph (1) shall not apply to any amendment which provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of such increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

(d)           Limitations on Accelerated Benefit Distributions.

(1)           If the Plan’s AFTAP for a Plan Year is less than 60 percent, the Plan may not pay any Prohibited Payment after the Valuation Date for the Plan Year.

(2)           During any period that the Employer is a debtor in a case under title 11, United States Code, or similar Federal or State law, the Plan may not pay any Prohibited Payment.  The preceding sentence shall not apply on or after the date on which the enrolled actuary of the Plan certifies that the AFTAP of the Plan is not less than 100 percent.

(3)           (A)           In any case in which the Plan’s AFTAP for a Plan Year is 60 percent or greater but less than 80 percent, the Plan may not pay any Prohibited Payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of:

(i)           50 percent of the amount of the payment which could be made without regard to this provision, or

(ii)           the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions under Section 417(e) of the Code) of the maximum guarantee with respect to the Participant under Section 4022 of the Employee Retirement Income Security Act of 1974.

(B)           One-Time Application:

(i)           Only one payment meeting the requirements of subparagraph (A) may be made with respect to any Participant during any period of consecutive Plan Years to which the limitations under subparagraph (1), (2) or (3) of this paragraph (d) applies.

(ii)           For purposes of this subparagraph, a Participant and any beneficiary on his behalf (including an alternate payee, as defined in Section 414(p)(8) of the Code) shall be treated as one Participant .  If the accrued benefit of a Participant is allocated to such an alternate payee and one or more other persons, the amount under subparagraph (A) shall be allocated among such persons in the same manner as the accrued benefit is allocated unless the qualified domestic relations order provides otherwise.

(4)           This paragraph (d) shall not apply for any Plan Year if the terms of the Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Participant during such period.

(5)           For purposes of this paragraph (d), the term “Prohibited Payment” means:

(A)           any payment, in excess of the monthly amount paid under a single life annuity (plus any social security supplements described in the last sentence of Section 411(a)(9) of the Code), to a Participant or beneficiary whose Annuity Starting Date occurs during any period a limitation under subparagraph (1) or (2) is in effect;

(B)           any payment for the purchase of an irrevocable commitment from an insurer to pay benefits; and

(C)           any other payment specified by the Secretary of the Treasury by regulations.

Such terms shall not include the payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.

(e)           Limitation on Benefit Accruals.

(1)           In any case in which the Plan’s AFTAP for a Plan Year is less than 60 percent, benefit accruals under the Plan shall cease as of the valuation date for the Plan Year.

(2)           Subparagraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution (in addition to any minimum required contribution under Section 430 of the Code) equal to the amount sufficient to result in an AFTAP of 60 percent.

(f)           The rules relating to contributions required to avoid such benefit limitations which are set forth in Section 436(f) of the Code shall be applied to the extent applicable.

(g)           Presumed Underfunding.

(1)           In any case in which a benefit limitation under paragraphs (b), (c), (d) or (e) of this Section 4.4 has been applied to the Plan with respect to the Plan Year preceding the current Plan Year, the AFTAP of the Plan for the current Plan Year shall be presumed to be equal to the AFTAP of the Plan for the preceding Plan Year until the enrolled actuary of the Plan certifies the actual AFTAP of the Plan for the current Plan Year.

(2)           In any case in which no certification of the AFTAP for the current Plan Year is made with respect to the Plan before the first day of the 10th month of such year, for purposes of paragraph (b), (c), (d) and (e) of this Section 4.4, such first day shall be deemed, for purposes of such paragraph, to be the valuation date of the Plan for the current Plan Year and the Plan’s AFTAP shall be conclusively presumed to be less than 60 percent as of such first day.

(3)           In any case in which:

(A)           a benefit limitation under paragraphs (b), (c), (d) or (e) of this Section 4.4 did not apply to a Plan with respect to the Plan Year preceding the current Plan Year, but the AFTAP of the Plan for such preceding Plan Year was not more than 10 percentage points greater than the percentage which would have caused such paragraph to apply to the Plan with respect to such preceding Plan Year, and

(B)           as of the first day of the 4th month of the current Plan Year, the enrolled actuary of the Plan has not certified the actual AFTAP of the Plan for the current Plan Year, then until the enrolled actuary so certifies, such first day shall be deemed, for purposes of such paragraph, to be the valuation date of the Plan for the current Plan Year and the AFTAP of the Plan as of such first day shall, for purposes of such paragraph, be presumed to be equal to 10 percentage points less than the AFTAP of the Plan for such preceding Plan Year.

(4)           Nothing herein shall preclude the use of range certification during the first nine (9) months of the Plan Year, to the extent permitted under applicable proposed or final Treasury Regulations and in a manner consistent therewith.

(h)           Treatment of Plan as of the Close of Prohibited or Cessation Period.

(1)           Payments and accruals will resume effective as of the day following the close of the period for which any limitation of payment or accrual of benefits under paragraph (d) or (e) applies.

(2)           Nothing in this paragraph (h) shall be construed as affecting the Plan’s treatment of benefits which would have been paid or accrued but for this Section 4.4.

(i)           For purposes of this Section 4.4, the term “Adjusted Funding Target Attainment Percentage” or “AFTAP” shall have the meaning set forth in Section 436(j) of the Code.

4.5           HEART Act Provisions.

(a)
Any Plan Participant who dies on or after January 1, 2007 while performing “qualified military service” as that term is defined in the Heroes Earnings Assistance and Relief Act of 2008 (HEART Act) shall be treated as being reemployed and then dying for purposes of any survivor benefits (if any) that are available only when a Participant dies while an active employee of the Company.  Furthermore, any periods of qualified military service for such a Plan Participant shall count for purposes of vesting under the Plan, but not for purposes of the accrual of benefits.

(b)
Military differential pay, if any, paid after December 31, 2008 shall be taken into account as compensation for purposes of Article XVI hereof but not for any other purpose, and an individual receiving such pay shall be treated as an employee of the Company or Affiliated Company making such payment.

ARTICLE V

EARLY RETIREMENT

5.1
Early Retirement Date.  A Participant may retire on the first of any month between his 55th and 65th birthdays, provided he has then completed at least 10 years of Credited Service, any such date being his Early Retirement Date.  Any such Participant may elect to receive his Retirement Income commencing on his Early Retirement Date in a reduced amount as set forth in Section 5.2 or to receive his Retirement Income commencing on his Normal Retirement Date as determined under Section 4.3 based on his Average Earnings and Credited Service as of his Early Retirement Date.

5.2
Early Commencement.  A Participant who retires in accordance with the provisions of Section 5.1 and elects to have payment of his Retirement Income commence on his Early Retirement Date shall be entitled to receive a reduced Annual Retirement Income in the form stated in Section 4.3.  The amount of such reduced Retirement Income shall equal (a) times (b) where:

(a)
equals such Participant's Normal Retirement Income as determined under Section 4.3 based on his Average Earnings and his Credited Service as of his Early Retirement Date and with the Actuarial Equivalent factors described in Subsections 4.3(b) and 4.3 (c) being determined as of his Early Retirement Date; and

(b)
(1)  In the case of Participants who are Participants as of December 31, 2003 and have attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, equals the appropriate percentage factor from the following table:

Complete Years by Which Early Retirement Date Precedes Normal Retirement Date	Early Retirement Percentage Factors
10.72
9.76
8.80
7.84
6.88
5.92
4.96
3	1.00
2	1.00
1	1.00
0	1.00

(2)  In the case of Participants who either (A) have not attained a Vested Percentage of one hundred percent (100%) as of December 31, 2003, or (B) first become eligible to participate in this Plan after December 31, 2003, or both, equals the appropriate percentage factor from the following table:

Complete Years by Which Early Retirement Date Precedes Normal Retirement Date	Early Retirement Percentage Factors
10.40
9.46
8.52
7.58
6.64
5.70
4.76
3.82
2.88
1.94
0	1.00

(c)
The amendment to Section 5.2 was effective as of January 1, 2004.  In no event shall this change reduce the amount of a Participant’s benefit at Early Retirement Date below the amount of the benefit that the Participant would have been entitled to receive based upon the early retirement factors set forth in subparagraph (b)(1) of this Section 5.2, based upon his accrued benefit under the Plan as of December 31, 2003.

5.3
Delayed Commencement of Pension.  A Participant who retires in accordance with the provisions of Section 5.1 but elects to have payment of his Retirement Income commence at a later date, may defer such commencement of payment to the first of any subsequent month which is not later than his Normal Retirement Date.  Notice of the selected payment commencement date must be given to the Administrator at least 30 days prior to such date.  The amount of pension payable to the Participant shall be determined in accordance with Section 5.2, except that the selected Annuity Starting Date shall be considered the Participant’s Early Retirement Date for purposes of this benefit determination.

5.4
Special Early Retirement Benefit.  The Retirement Income payable to any Participant eligible for the Special Early Retirement Benefit described in Appendix A or B attached to and made a part of this Plan shall be determined as provided in such Appendix.

ARTICLE VI

POSTPONED RETIREMENT

6.1	Delayed Retirement. Subject to the provisions of Article XIV, Section 14.1, any Employee may remain in the Company’s employment after his Normal Retirement Date.

6.2
Commencement of Pension.  A Participant whose retirement is postponed beyond his Normal Retirement Date shall begin receiving his monthly Retirement Income on the first day of the month coinciding with or next following his actual retirement.  The amount and form of the Participant’s Retirement Income payable monthly commencing on his Postponed Retirement Date shall be the same as the Participant’s Retirement Income that would have been had he retired on his Normal Retirement Date except the Basic Retirement Income shall be determined based on Credited Service and Average Earnings of the Participant as of his Postponed Retirement Date.  The Retirement Income shall be offset by the Actuarial Equivalent of the total benefit distributions made to the Participant by the close of the Plan Year pursuant to Section 14.9.  If the Participant should die after Normal Retirement Date, but before his actual Retirement Date, it shall be presumed that the Participant had retired as of the first day of the month coinciding with or next preceding his date of death.

ARTICLE VII

TERMINATION OF EMPLOYMENT AND VESTED RIGHTS

7.1
Vesting Requirements.  A Participant whose employment is terminated other than by retirement, disability or death, and prior to having completed 5 years of Vesting Service shall not be entitled to any benefit under this Plan.  A Participant whose employment is terminated after having completed at least 5 years of Vesting Service shall be entitled to receive a Retirement Income equal to his Vested Benefit determined as of his Termination Date as set forth in Section 7.2.

A participant who terminates employment with the Employer and has no Vested Benefit under this Plan shall be deemed to have received the full value of his Vested Benefit ($0) upon such termination of employment.

7.2
Vested Benefit.  A Participant’s Vested Benefit shall be the Retirement Income payable at Normal Retirement Date in the form and amount as set forth in Section 4.3 based on his Average Earnings and Credited Service as of his Termination Date, multiplied by the applicable percentage specified below:

If Years of Vesting Service Are	Then Vested Percentage Is
Less than 5	0%
5 or more	100%

Notwithstanding the foregoing, a Participant shall be 100% vested upon the later of his 65th birthday or the fifth anniversary of his entry into the Plan, provided that he is employed at such time by the Employer or an Affiliated Company.

7.3
Commencement of Payments.  Retirement Income payments in the form stated in Section 4.3 shall commence at the terminated Participant’s Normal Retirement Date unless the Participant elects in writing on a form supplied by the Administrator to have reduced payments commence at an earlier date provided that such earlier date shall not be prior to the first day of the calendar month coinciding with or next following the terminated Participant’s attainment of age 55.

If a terminated Participant elects to have payments commence prior to his Normal Retirement Date, the terminated Participant’s Retirement Income shall be reduced by .5% for each complete month by which the date payments commence precedes his Normal Retirement Date.

ARTICLE VIII

DISABILITY

8.1
Eligibility and Disability Determination.  If a medical examiner selected by the Employer certifies that an Employee who has completed 5 years of Credited Service is mentally or physically disabled for further performance of duty and that such disability is likely to be permanent, such that the Employee is considered eligible for full disability benefits under the provisions of the Social Security Act, this Employee shall be eligible for the monthly benefit described below.

8.2
Disability Benefit.  The monthly income of an Employee who becomes eligible for a monthly benefit in accordance with Section 8.1 shall equal the Basic Retirement Income as determined in Section 4.2 based on his Average Earnings and his Credited Service as of his Termination Date reduced by the Early Retirement Percentage Factor from the applicable table in Section 5.2(b) applicable to the number of complete years by which the commencement of payment of his Retirement Income precedes his attainment of age 65, with a Percentage Factor of .72 if the Participant is covered under the table in Section 5.2(b)(1) and the commencement of payment of his Retirement Income precedes his attainment of age 65 by more than 9 complete years; and with a Percentage Factor of .40 if the Participant is covered under the table in Section 5.2(b)(2) and the commencement of payment of his Retirement Income precedes his attainment of age 65 by more than 9 complete years.  Notwithstanding the foregoing to the contrary, effective January 1, 1998, the monthly income of an Employee who becomes eligible for a monthly benefit in accordance with Section 8.1, and with respect to whom the sum of his age and Credited Service as of his Termination Date is equal to or greater than 80, shall equal his Basic Retirement Income as determined in Section 4.2 based on his Average Earnings and his Credited Service as of his Termination Date unreduced for commencement prior to his attainment of age 65.

8.3
Form and Commencement of Payments.  An Employee who becomes eligible for a monthly benefit in accordance with Section 8.1 may elect to receive such benefit commencing on the first day of any month following his Termination Date; provided, however, that no payments shall be made under this Article VIII while the Employee is receiving disability benefits from the Employer’s long-term disability plan.  Such benefit shall be paid in the form provided in Section 4.3.

8.4
Reemployment.  If a former Employee is reemployed by the Employer after commencing to receive benefits under this Article VIII, payment of the Employee’s benefits will be suspended and benefits will continue to accrue under this Plan as described in Article IV when all of the following have occurred:

(a)	The Employee has been rehired by the Employer;

(b)	The Employee is credited with 40 or more Hours in a month; and

(c)	The Employee has elected to resume participation in the Plan.

Benefit payments suspended as provided above will recommence as of the Employee’s subsequent retirement and will be determined as provided in Article IV.  The Employee’s accrued benefit, however, will be offset by the Actuarial Equivalent of any amount of the Employee’s prior accrued benefit previously distributed to him.  An Employee whose benefits are suspended as provided above shall receive the notification required by applicable law and regulations on the suspension of benefits.

Notwithstanding the foregoing, in accordance with Section 3.4, any individual who is rehired by the Employer on or after January 1, 2009 shall not be eligible to participate in or accrue additional benefits under the Plan.

ARTICLE IX

PRE-RETIREMENT DEATH BENEFIT

9.1
Death While Employed and Eligible for Early Retirement.  If a Participant dies while he is actively employed and after he has become eligible for Early Retirement as provided in Section 5.1, his surviving Spouse (if designated or deemed his Beneficiary in accordance with Section 9.4), if any, shall receive monthly benefits equal to 50% of the Retirement Income the Participant would have received under Section 5.2 had he retired early as of the first day of the month coinciding with or next preceding his date of death and elected the 50% Contingent Annuitant Option under Subsection 10.3(b) with his Beneficiary as Contingent Annuitant.  Payment shall commence on the first day of the calendar month following the Participant’s death, unless such Spouse as Beneficiary elects a later date which shall be no later than what would have been the Participant’s Normal Retirement Date, and shall continue each month thereafter through the month in which the Beneficiary’s death occurs.  If a Participant dies while he is actively employed and after he has become eligible for Early Retirement as provided in Section 5.1, with no surviving Spouse designated or deemed his Beneficiary, his Beneficiary (as determined in accordance with Section 9.4), if any, shall receive a death benefit.  This death benefit shall be paid in the form of a lump sum which shall be the Actuarial Equivalent of the Retirement Income which the Beneficiary would have received had the Participant retired on the date of his death with the optional form of benefit under Subsection 10.3(d) (Five Years Certain and Life Option) in effect.

9.2
Death After Early Retirement But Before Annuity Starting Date.  If a Participant retires after he has become eligible for Early Retirement but dies before his Annuity Starting Date, his surviving Spouse (if designated or deemed his Beneficiary in accordance with Section 9.4), if any, shall receive monthly benefits equal to 50% of the Retirement Income the Participant would have received under Section 5.3 had he elected to have payment of his Retirement Income commence as of the first day of the month coinciding with or next preceding his date of death and elected the 50% Contingent Annuitant Option under Subsection 10.3(b) with his Spouse as Contingent Annuitant, provided that such Spouse may elect a later date for commencement of benefits which shall be no later than what would have been the Participant’s Normal Retirement Date.

If a Participant retires after he has become eligible for Early Retirement but dies before his Annuity Starting Date with no surviving Spouse designated or deemed his Beneficiary, his Beneficiary (as determined in accordance with Section 9.4), if any, shall receive a death benefit.  This death benefit shall be paid in the form of a lump sum which shall be the Actuarial Equivalent of the Retirement Income which the Beneficiary would have received had the Participant retired on the date of his death with the optional form of benefit under Subsection 10.3(d) (Five Years Certain and Life Option) in effect.

9.3	Death Before Retirement.

(a)
Unless waived within the Waiver Period pursuant to a qualified waiver as described in Section 10.2, if a Participant who is no longer actively employed dies after attaining the Earliest Retirement Age, the Participant’s surviving Spouse (if any) shall receive the same benefit that would be payable if the Participant had retired with the 50% Contingent Annuitant Option as described in Subsection 10.3(b) on the day before the Participant’s date of death.

(b)
Unless waived within the Waiver Period pursuant to a qualified waiver as described in Section 10.2, if a Participant dies before attaining the Earliest Retirement Age, the Participant’s surviving Spouse (if any) shall receive the same benefit that would be payable if the Participant had:

(i)	separated from service on the date of death, or date of actual separation from service, if earlier,

(ii)	survived to the Earliest Retirement Age,

(iii)	retired with an immediate 50% Contingent Annuitant Option as described in Subsection 10.3(b) at the Earliest Retirement Age, and

(iv)
died on the day after the Earliest Retirement Age; provided, however, that in calculating the benefit of a surviving Spouse of a  Participant who dies while actively employed, the Retirement Income to which the Participant would have been entitled at his Normal Retirement Date shall be reduced in accordance with the formula described in Section 5.2 (a) or (b), whichever is applicable to that Participant, rather than that described in Section 7.3.

(c)
For purposes of this Section 9.3, a surviving Spouse shall begin to receive payments at the later of (i) the date of the Participant’s death, or (ii) the Earliest Retirement Age, unless such surviving Spouse elects a later date which shall be no later than what would have been the Participant’s Normal Retirement Date.

(d)           For purposes of this Section 9.3, the following definitions shall apply:

(i)	Waiver Period: The period which begins on the date the Participant separates from service and ends on the date of the Participant’s death.

(ii)	Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits.

9.4
Designation of Beneficiary.  The Administrator shall provide to each actively employed Participant at least 90 days before the date on which he meets the age and service requirements for early retirement, a form on which he may designate his Beneficiary.  The person whom a Participant designates as his Beneficiary must be his Spouse, unless a qualified waiver of the qualified pre-retirement survivor annuity has been made in accordance with Section 10.2.  If such a qualified waiver has been made, the Participant’s Beneficiary for this purpose must be one of the following: the Participant’s spouse, father, mother, sister, brother, son or daughter.  The beneficiary may also be a legal ward living with and dependent on the Participant at the time of his death.  If the Participant dies after satisfying the requirements for early retirement, and has not designated a Beneficiary, his Beneficiary shall be his Spouse, if living; otherwise, he shall have no Beneficiary and no payments shall be made pursuant to this Article IX.

ARTICLE X

NORMAL AND OPTIONAL FORMS OF RETIREMENT INCOME

10.1
Normal Form of Payments.  If a Participant does not make a timely election of one of the optional forms of payment described below, then his Retirement Income shall be payable in the form and amount under Section 4.3, if he retires as of his Normal or Postponed Retirement Date; under Section 7.3, if he terminates his employment other than by reason of death, disability or retirement; and under Section 8.3, if he is disabled.

10.2
Election of Optional Form of Payment.  A Participant whose Retirement Income is otherwise payable under the Normal Form may elect in writing to the Employer to receive his benefit under one of the optional forms set forth in Section 10.3.  The Administrator shall provide to each active Participant and each terminated Participant with a vested interest whose benefits have not yet commenced, by personal delivery or mail, no less than 30 and no more than 180 days before his Annuity Starting Date, the following information in written nontechnical language: (1) a general description of the Normal Form and optional forms of payment and the availability of the election not to receive the Normal Form; (2) a general explanation of the relative financial effect of an election not to receive the Normal Form; (3) the right to make, and the effect of, a revocation of a previous election not to receive the Normal Form; (4) the rights of a Participant’s Spouse; and (5) notification of the availability upon written request of a written explanation of the financial effect (in dollars per annuity payment) upon the particular Participant’s annuity of an election not to take the Normal Form.

The Annuity Starting Date for a distribution to a married Participant in a form other than the Normal Form may be less than 30 days after receipt of the written explanation described above provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Normal Form and elect (with spousal consent) a form of distribution other than the Normal Form; (b) the Participant is permitted to revoke any affirmative distribution election at least until the payment commencement date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Normal Form is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.  For distributions on or after December 31, 1996, the Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period as provided for above.

The Administrator shall furnish any additional information requested by a Participant to such Participant by personal delivery or first-class mail within 30 days from the date of the Participant’s written request.  An election of an optional form of payment pursuant to Section 10.3 shall not be effective unless it is filed with the Administrator no more than 180 days before the Annuity Starting Date.

Notwithstanding the foregoing, no election of an optional form of benefit or election to waive the pre-retirement survivor annuity by a married Participant will be effective without a qualified waiver.  Such waiver must be in writing and may only be made with the written consent of the Participant’s Spouse.  The Spouse’s consent to a waiver must be witnessed by the Administrator or his representative or by a notary public.  Notwithstanding the foregoing requirement of spousal consent, if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed to be a qualified waiver.  Spousal consent is also not required if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect; or because of such other circumstances as the Secretary may by regulations prescribe.  Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed qualified waiver, the designated Spouse, if any.  Additionally, a revocation of a prior qualified waiver may be made by a Participant without the consent of the Spouse at any time before the Annuity Starting Date.  The number of revocations shall not be limited.

Effective January 1, 2008, the joint and 75% survivor option with the Participant’s Spouse as Contingent Annuitant shall be referred to as the “qualified optional survivor annuity.”  The notification provided to the Participant pursuant to this Section 10.2 shall include information concerning the terms and conditions of the qualified optional survivor annuity.  Effective January 1, 2007, the notification provided to the Participant pursuant to this Section 10.2 who has the right to defer receipt of a distribution shall notify the Participant of the consequences of a failure to defer receipt of such a distribution.

10.3	Optional Forms of Payment. The optional forms of benefit payment available shall be the Actuarial Equivalent of the Retirement Income otherwise payable to the Participant.

(a)
Straight Life Annuity Option - Retirement Income payable monthly during the Participant’s lifetime, with no further payments on his behalf after his death.  If this option is elected, the Participant’s Retirement Income shall equal his Basic Retirement Income without actuarial adjustment except as provided for election of early commencement of payments, as applicable.

(b)
Contingent Annuitant Option - Retirement Income payable monthly during the Participant’s lifetime with the provision that after his death such Retirement Income shall be continued to the Contingent Annuitant, in the same or a lesser amount, as specified by the Participant, during the life of such Contingent Annuitant.  The lesser percentage which may be specified by a Participant shall be either 75% or 50% of the Participant’s Retirement Income.

Except as provided for in Article IX, if a Participant shall elect the Contingent Annuitant Option and he shall die before his Annuity Starting Date, his Contingent Annuitant shall not be entitled to any Retirement Income under this Plan.

If a Participant shall elect the Contingent Annuitant Option and his Contingent Annuitant shall die before the Participant does, but such death occurs after the Participant’s Annuity Starting Date, the Participant shall continue to receive the Retirement Income payable to him prior to the death of his Contingent Annuitant.

Effective January 1, 2008, the joint and 75% survivor option with the Participant’s Spouse as Contingent Annuitant shall be referred to a the qualified optional survivor annuity.

(c)
Ten Years Certain and Life Option - Retirement Income payable monthly during the Participant’s lifetime and in the event of the Participant’s  death within a period of 10 years after benefits hereunder have commenced, the Actuarial Equivalent of the value of the Retirement Income remaining to be paid during the aforementioned 10-year period shall be paid to the Participant’s Beneficiary in a lump sum as soon as practicable following the Participant’s death, provided that such lump sum payment shall be subject to the requirements of Section 10.7(f) hereof.

Except as provided for in Article IX, if a Participant shall elect the Ten Years Certain and Life Option and he shall die before his Annuity Starting Date, his Beneficiary shall not be entitled to any Retirement Income under this Plan.

If a Participant shall elect the Ten Years Certain and Life Option and his Beneficiary shall die before the Participant does, but such death occurs after the Participant’s Annuity Starting Date, the Participant shall continue to receive the Retirement Income payable to him prior to the death of his Beneficiary and shall designate a new Beneficiary.

(d)
Five Years Certain and Life Option - Retirement Income payable monthly during the Participant’s lifetime and in the event of the Participant’s death within a period of 5 years after benefits hereunder have commenced, the Actuarial Equivalent of the value of the Retirement Income remaining to be paid during the aforementioned 5-year period shall be paid to the Participant’s Beneficiary in a lump sum as soon as practicable following the Participant’s death, provided that such lump sum payment shall be subject to the requirements of Section 10.7(f) hereof.

Except as provided for in Article IX, if a Participant shall elect the Five Years Certain and Life Option and he shall die before his Annuity Starting Date, his Beneficiary shall not be entitled to any Retirement Income under this Plan.

If a Participant shall elect the Five Years Certain and Life Option and his Beneficiary shall die before the Participant does, but such death occurs after the Participant’s Annuity Starting Date, the Participant shall continue to receive the Retirement Income payable to him prior to the death of his Beneficiary and shall designate a new Beneficiary.

For purposes of the optional forms of payment set forth in Subsections (b), (c) and (d) hereof, the Participant’s Beneficiary shall be designated on a form provided by the Administrator.  Any person may be designated a Beneficiary for these purposes; provided, however, that if no other Beneficiary shall have been effectively designated, the Participant’s surviving Spouse, if any, will be deemed his Beneficiary, otherwise the executor or administrator of the Participant’s estate shall be deemed his Beneficiary.

(e)
Lump Sum Option - The Actuarial Equivalent of the Participant's Retirement Income, determined without regard to any early retirement subsidy, may be payable in a single sum in lieu of any other benefits under the Plan.  It is the intent of the Employer that this lump sum benefit may be payable following separation from service and prior to attainment of Early or Normal Retirement Date, as well as on or after attainment of such dates.  If any such payment is made prior to attainment of Early or Normal Retirement Date, the Participant, if married, will be offered a 50% Contingent Annuitant Option with his Spouse as Contingent Annuitant; and if single, a Straight Life Annuity.  In addition, effective January 1, 2008, such Participant will be offered a 75% Contingent Annuitant Option with his Spouse as Contingent Annuitant.  The amount of any such annuity benefit prior to Early or Normal Retirement Date will be calculated to be Actuarially Equivalent to the amount of the lump sum payment, utilizing the assumptions for Actuarial Equivalent for lump sum payments.  The Participant (with the consent of his spouse, if applicable) must waive payment in the form of an annuity in order to receive payment of a lump sum in such instance.  The provisions of Section 10.2 regarding elections, spousal consents, revocations, and the like, shall apply here as well.  If the Participant elects to receive his Retirement Income at that time and if no such waiver occurs, payment would be in the form of a 50% Contingent Annuitant Option (with his Spouse as Contingent Annuitant) or (in the case of a Participant without a Spouse) a Straight Life Annuity, as the case may be.

10.4
Lump Sum Distributions.  Anything in the Plan to the contrary notwithstanding, effective as of March 28, 2005, the Committee shall pay benefits to a Participant who retires or otherwise terminates employment with the Employer in a lump sum that is the Actuarial Equivalent of a Participant’s Retirement Income; provided, however, that the lump sum value of such Retirement Income (including benefits under Appendix C and Appendix D) does not exceed $1,000.  A Participant who receives a lump sum distribution pursuant to this Section 10.4 shall forfeit all Credited Service accrued prior to such distribution, and such forfeited Credited Service shall be disregarded if such Participant is subsequently reemployed by the Employer unless the Participant repays the entire amount of the distribution, plus interest compounded annually from the date of the distribution at the rate of 5 percent per year, prior to the earlier of (1) the expiration of the fifth consecutive Plan Year in which the Participant completed 500 or fewer Hours of service or (2) the fifth anniversary of the date of the Participant’s reemployment.

10.5	Irrevocability of Elections. All elections of forms of benefit payment shall be irrevocable on the Participant’s Annuity Starting Date and may not thereafter be revoked or modified.

10.6	(a)
Direct Rollovers.  This Section 10.6 applies to distributions made under the Plan on or after January 1, 2002.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, and subject to such rules as the Plan Administrator may adopt consistent with the provisions of the Code and regulations thereunder, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)           Definitions.

(1)  Eligible rollover distribution:  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution on account of hardship; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(2)  Eligible retirement plan:  An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution.  For distributions made after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.  Effective January 1, 2008, an eligible retirement plan with respect to the direct rollover provisions also includes a Roth IRA, in accordance with the provisions of Section 408A of the Code and Notice 2008-30.

(3)  Distributee:  A distributee includes an employee or former employee.  In addition, the employee's or former employee's surviving Spouse and the employee's or former employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.  Effective January 1, 2007, a distributee also includes the Participant’s non-Spouse designated Beneficiary.  In the case of a non-Spouse designated Beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Sections 408(a) and (b) of the Code, or effective January 1, 2008, a Roth IRA under Section 408A of the Code and Notice 2008-30 that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.  Also, in this case, the determination of any required minimum distribution under Section 401(a) (9) of the Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

(4)  Modification of definition of eligible rollover distribution to include after tax employee contributions.  A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after tax employee contributions which are not includible in gross income.  However, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code (or, effective January 1, 2007, a qualified defined benefit plan or an annuity contract described in Section 403(b) of the Code) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(5)  Direct rollover:  A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

10.7	MINIMUM DISTRIBUTION REQUIREMENTS

(a)           General Rules.

(1)
Precedence and Effective Date.  Subject to Section 10.2, Joint and Survivor Annuity Requirements, the requirements of this Section 10.7 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.  However, this Section 10.7 is not intended to and shall not create any additional benefits or any additional optional forms of benefit; rather, this provision is included in order to restrict the timing and payment of benefits to the extent necessary to satisfy the requirements of Section 401(a)(9) of the Code.  Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 2002.

(2)
Requirements of Regulations Incorporated.  All distributions required under this Section shall be determined and made in accordance with Section 401(a)(9) of the Code, including the incidental death benefit requirement in Section 401(a)(9)(G) and the Income Tax Regulations thereunder.

(3)	Limits on Distribution Periods. As of the first distribution calendar year, distributions to a Participant, if not made in a single sum, may only be made over one of the following periods:

(A)	the life of the Participant,

(B)	the joint lives of the Participant and a designated beneficiary,

(C)	a period certain not extending beyond the life expectancy of the Participant, or

(D)	a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated beneficiary.

(b)           Time and Manner of Distribution.

(1)	Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, no later than the Participant's Required Beginning Date.

(2)
Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)
If the Participant's surviving Spouse is the Participant's sole designated beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(B)
If the Participant's surviving Spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)
If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(D)
If the Participant's surviving Spouse is the Participant's sole designated beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse are required to begin, this subparagraph (2), other than subparagraph (2)(A), will apply as if the surviving Spouse were the Participant.

(E)
For purposes of this subparagraph (2) and paragraph (e), unless subparagraph (2)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date.  If subparagraph (2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subparagraph (2)(A).  If distributions under an annuity meeting the requirements of this Section commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under subparagraph (2)(A)), the date distributions are considered to begin is the date distributions actually commence.

(3)
Forms of Distribution.  Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with paragraphs (c), (d) and (e) of this Section.  If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and Section 1.401(a)(9) of the regulations.  Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and Section 1.401(a)(9) of the regulations that apply to individual accounts.

(c)           Determination of Amount to be Distributed Each Year.

(1)	General Annuity Requirements. If the Participant's interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity shall satisfy the following requirements:

(A)	the annuity distributions will be paid in periodic payments made at uniform intervals not longer than one year;

(B)	the distribution period will be over a life (or lives) or over a period certain not longer than the period described in paragraphs (d) or (e);

(C)	once payments have begun over a period, the period will be changed only in accordance with paragraph (f) of this Section;

(D)	payments will either be nonincreasing or increase only as follows:

(i)
by an annual percentage increase that does not exceed the percentage increase in an eligible cost-of-living index for a 12-month period ending in the year during which the increase occurs or a prior year;

(ii)
by a percentage increase that occurs at specified times and does not exceed the cumulative total of annual percentage increases in an eligible cost-of-living index since the Annuity Starting Date, or if later, the date of the most recent percentage increase;

(iii)	by a constant percentage of less than 5 percent per year, applied not less frequently than annually;

(iv)	as a result of dividend or other payments that result from actuarial gains, provided:

(I)	actuarial gain is measured not less frequently than annually,

(II)
the resulting dividend or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity (beginning no later than the year following the year for which the actuarial experience is measured),

(III)	the actuarial gain taken into account is limited to actuarial gain from investment experience,

(IV)	the assumed interest rate used to calculate such actuarial gains is not less than 3 percent, and

(V)	the annuity payments are not increased by a constant percentage as described in subparagraph (iii) above;

(v)
to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit, but only if there is no longer a survivor benefit because the beneficiary whose life was being used to determine the distribution period described in paragraph (d) dies or is no longer the Participant's beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code;

(vi)
to provide a final payment upon the Participant's death not greater than the excess of the actuarial present value of the Participant's accrued benefit (within the meaning of Section 411(a)(7) of the Code) calculated as of the Annuity Starting Date using the Applicable Interest Rate defined in Exhibit I of the Plan and the Applicable Mortality Table defined in Exhibit I of the Plan (or, if greater, the total amount of employee contributions) over the total of payments before the Participant's death;

(vii)	to allow a beneficiary to convert the survivor portion of a joint and survivor annuity into a single sum distribution upon the Participant's death;

(viii)	to pay increased benefits that result from a Plan amendment; or

(ix)	to the extent otherwise permitted under applicable Income Tax Regulations.

(2)
Amount Required to be Distributed by Required Beginning Date and Later Payment Intervals.  The amount that must be distributed on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin hereunder) is the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year.  All of the Participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

(3)
Additional Accruals After First Distribution Calendar Year.  Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such benefit accrues.

(d)           Requirements For Annuity Distributions That Commence During Participant's Lifetime.

(1)
Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse.  If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Section 1.401(a)(9)-6, Q&A 2(c)(2) in the manner described in Q&A 2(c)(1) of the regulations, to determine the applicable percentage.  If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

(2)
Period Certain Annuities.  Unless the Participant's Spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9, Q&A-2, of the regulations for the calendar year that contains the Annuity Starting Date.  If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9) -9, Q&A-2 of the regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Annuity Starting Date.  If the Participant's Spouse is the Participant's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this subparagraph (d)(2), or the joint life and last survivor expectancy of the Participant and the Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9, Q&A-3, of the regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the calendar year that contains the Annuity Starting Date.

(e)           Requirements For Minimum Distributions After the Participant's Death.

(1)
Death After Distributions Begin.  If the Participant dies after distribution of his interest begins in the form of an annuity meeting the requirements of this Section, the remaining portion of the Participant's interest will continue to be distributed over the remaining period over which distributions commenced.

(2)	Death Before Distributions Begin.

(A)
Participant Survived by Designated Beneficiary.  If the Participant dies before the date distribution of his interest begins and there is a designated beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in paragraph (b)(2)(A) or (B), over the life of the designated beneficiary or over a period certain not exceeding:

(i)
unless the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

(ii)
if the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

(B)
No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(C)
Death of Surviving Spouse Before Distributions to Surviving Spouse Begin.  If the Participant dies before the date distribution of his interest begins, the Participant's surviving Spouse is the Participant's sole designated beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this paragraph (e) will apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to paragraph (b)(2)(A).

(f)           Changes to Annuity Payment Period.

(1)
Permitted Changes.  An annuity payment period may be changed only in association with an annuity payment increase described in subparagraph (c)(1)(D) of this Section or in accordance with subparagraph (2).

(2)	Reannuitization. An annuity payment period may be changed and the annuity payments modified in accordance with that change if the conditions in subparagraph (3) are satisfied and:

(A)	the modification occurs when the Participant retires or in connection with a Plan termination;

(B)	the payment period prior to modification is a period certain without life contingencies, such as in Sections 10.3(c) and 10.3(d) hereof;

(C)
the annuity payments after modification are paid under a qualified joint and survivor annuity over the joint lives of the Participant and a designated beneficiary, the Participant's Spouse is the sole designated beneficiary, and the modification occurs in connection with the Participant's becoming married to such Spouse; or

(D)	to the extent otherwise permitted under applicable Income Tax Regulations.

(3)           Conditions.  The conditions in this subparagraph (3) are satisfied if:

(A)
the future payments after the modification satisfy the requirements of Section 401(a)(9) of the Code, Section 1.401(a)(9) of the regulations, and this Section (determined by treating the date of the change as a new Annuity Starting Date and the actuarial present value of the remaining payments prior to modification as the entire interest of the Participant);

(B)	for purposes of Section 415 and Section 417 of the Code, the modification is treated as a new Annuity Starting Date;

(C)
after taking into account the modification, the annuity (including all past and future payments) satisfies the requirements of Section 415 of the Code (determined at the original Annuity Starting Date, using the interest rates and mortality tables applicable to such date); and

(D)
the end point of the period certain, if any, for any modified payment period is not later than the end point available to the Employee at the original Annuity Starting Date under Section 401(a)(9) of the Code and this Section.

(g)           Payments to a Surviving Child.

(1)
Special rule.  For purposes of this Section, payments made to a Participant's surviving child until the child reaches the age of majority (or dies, if earlier) shall be treated as if such payments were made to the surviving Spouse to the extent the payments become payable to the surviving Spouse upon cessation of the payments to the child.

(2)
Age of majority.  For purposes of this paragraph (g), a child shall be treated as having not reached the age of majority if the child has not completed a specified course of education and is under the age of 26.  In addition, a child who is disabled within the meaning of Section 72(m)(7) of the Code when the child reaches the age of majority shall be treated as having not reached the age of majority so long as the child continues to be disabled.

(h)           Definitions.

(1)
Actuarial gain.  The difference between an amount determined using the. actuarial assumptions (i.e., investment return, mortality, expense, and other similar assumptions) used to calculate the initial payments before adjustment for any increases and the amount determined under the actual experience with respect to those factors.  Actuarial gain also includes differences between the amount determined using actuarial assumptions when an annuity was purchased or commenced and such amount determined using actuarial assumptions used in calculating payments at the time the actuarial gain is determined.

(2)
Designated beneficiary.  The individual who is designated by the Participant (or the Participant's surviving Spouse) as the beneficiary of the Participant's interest under the Plan and who is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-4 of the regulations.

(3)
Distribution calendar year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant's death. the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date.  For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subparagraph (b)(2).

(4)	Eligible cost-of-living index. An index described in paragraphs (b)(2), (b)(3) or (b)(4) of Section 1.401(a)(9)-6, Q&A-14, of the regulations.

(5)	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9, Q&A-1 of the regulations.

(6)	Required beginning date. The required beginning date is the date specified in Section 14.9 hereof.

ARTICLE XI

FIDUCIARIES -

ADMINISTRATION OF THE PLAN

11.1	Appointment of Named Fiduciary. The Committee is hereby designated as the named Fiduciary of the Plan, within the meaning of Section 402(a)(2) of ERISA.

11.2
Authority of Named Fiduciary.  Subject to the provisions of Section 11.4, the Committee shall have the authority to control and manage the operation and administration of the Plan in accordance with the terms hereof.

11.3
Discharge of Duties - Fiduciaries.  Any Fiduciary with respect to the Plan shall discharge its duties solely in the interest of the Participants and Beneficiaries for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan.  In addition any Fiduciary with respect to the Plan shall discharge its duties with the care, skill, prudence and vigilance under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

11.4
Delegation of Duties.  The Committee shall have authority and discretion to designate or appoint in writing (i) persons to carry out specified fiduciary responsibilities, other than Trustee responsibilities, to manage and control the assets of the Plan, and (ii) investment advisors and managers to manage (including the power to acquire and dispose of) any assets of the Plan.  Any such person shall serve at the pleasure of the Committee and may resign by delivering a written notice to the Committee.  Any delegation of duties shall be made and acknowledged in writing and shall clearly state the powers and duties so delegated.

11.5
Appointment of Committee.  The Board shall appoint the Committee which shall consist of not less than three members, who shall serve at the pleasure of the Board.  The members of the Committee shall elect a chairman and a secretary, the latter of whom may, but need not be, a member of the Committee.

11.6	Meetings. The Committee shall hold meetings upon such notice, and at such place or places, and at such intervals as it may from time to time determine.

11.7
Quorum.  A majority of the members of the Committee at any time in office shall constitute a quorum for the transaction of business.  All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting of the Committee; or without a meeting by instrument in writing signed by a majority of the members of the Committee.

11.8
Expenses.  The reasonable expenses incident to the operation of the Plan, including premiums for termination insurance payable to the Pension Benefit Guaranty Corporation, the compensation of the Trustee, Actuary, attorney, advisors, Fiduciaries, and such other technical and clerical assistance as may be required, shall be paid out of the Fund, but the Employer in its discretion may elect at any time to pay part or all thereof directly, and any such election shall not bind the Employer as to its right to elect with respect to the same or other expenses at any other time to have such compensation paid from the Fund.

11.9
Powers and Duties of the Committee.  In addition to any implied powers and duties which may be needed to carry out the provisions of the Plan, the Committee, subject to the provisions of Section 11.4, shall have the following specific powers, duties and discretion:

(a)	To make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

(b)
To interpret the Plan and to decide any and all matters arising hereunder; including the right to remedy possible ambiguities, inconsistencies or omissions, and the discretionary authority to interpret the Plan, to make factual determinations, and to decide all questions of entitlement to benefits and the amount thereof; provided, however, that all such interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all Employees similarly situated;

(c)	To compute the amount of Retirement Income which shall be payable to any Participant, Spouse or Beneficiary in accordance with the provisions of the Plan; and

(d)
To authorize disbursements from the Fund, any instructions of the Committee to the Trustee to be evidenced in writing and signed by a member of the Committee delegated with such authority by a majority of the Committee.

11.10
Administrator.  The Committee may designate an Administrator of the Plan, and may delegate to the Administrator such duties as the Committee may decide including the responsibility to prepare and file, or to cause to be prepared and filed, such reports, descriptions, summaries financial and other statements as may be required from time to time under applicable provisions of ERISA, within the time prescribed for the preparation or filing of such documents, and to furnish such reports, statements and documents to Participants and Beneficiaries of the Plan as may be required by ERISA, within the time specified for furnishing such documents.  Any such designation and delegation shall be made in the manner provided in Section 11.4.

11.11	Agent for Service. The Committee, or the Administrator if one shall be appointed, shall be the agent for service of legal process in connection with any claim or proceeding relating to the Plan.

11.12
Use of Enrolled Actuary.  The Company shall employ or engage an Actuary to make actuarial valuations of the liabilities under this Plan and to recommend the amounts of contributions to be made and to perform such other services deemed necessary or advisable in connection with the administration of the Plan.

11.13
Bonding; Liability of Committee.  The Committee, or its delegee, shall ensure that each Fiduciary of the Plan, including members of the Committee, is bonded in accordance with ERISA.  The Employer shall indemnify and hold harmless each member of the Committee, the Administrator, and any Director or Employee held to be a Fiduciary with respect to the Plan from any liability, claim, demand, suit or action of any type arising from any action or failure to act; provided that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Participants and Beneficiaries and consistent with the provisions of the Plan and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful.

11.14
Reliance on Reports and Certificates.  The Committee, and its delegees, shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports which will be furnished by an Actuary, accountant, controller, counsel or other person who is employed or engaged for such purposes.

11.15	Member’s Own Participation. No member of the Committee may act, vote or otherwise influence a decision of the Committee specifically relating to his own participation under the Plan.

11.16
Claims Procedure.  Each Participant and Beneficiary of the Plan shall submit all claims for benefits, claims relating to the amount or manner of any distribution, and any other request relating to any account, in writing, to the Administrator of the Plan.  The Administrator shall within a reasonable period of time, but not later than 60 days after receipt thereof, either approve or deny such claim or request either wholly or in part, and notify the claimant in writing of the action taken.

11.17	Notice of Denial. If such claim or request is wholly or partially denied, the written notice of the Administrator shall set forth in a manner calculated to be understood by the claimant:

(a)	specific reasons for the denial;

(b)	specific references to the pertinent Plan provisions on which the denial is based;

(c)	specific reference to any additional material or information necessary for the claimant to perfect review of the claim and an explanation of why such material or information is necessary;

(d)	an explanation of the Plan’s claims review procedure; and

(e)	such other information as may be required under Regulations of the U.S. Department of Labor.

11.18	Review. Upon denial of such a claim or request, the claimant shall be entitled within 60 days after the receipt of written notice of denial by the Administrator:

(a)	to request, in writing, a review by the Committee of the denial;

(b)	to review pertinent documents; and

(c)	to submit issues and comments in writing.

The Committee shall render a decision on its review of the denial promptly, but not later than 60 days after the receipt of the request for review, unless special circumstances require an extension of time, in which case a decision shall be rendered not later than 120 days after the receipt of a request for review.

The decision of the Committee shall be in writing and shall set forth reasons therefor stated in a manner calculated to be understood by the claimant, including specific references to the pertinent Plan provisions, and shall include such other information as may be required under Regulations of the U.S. Department of Labor.  Determinations, decisions and other actions of the Committee, taken in accordance with the provisions hereof shall be final, conclusive and binding on all parties.

ARTICLE XII

METHOD OF FINANCING

12.1
Appointment of Trustee.  The Trustee under the Plan will be appointed by the Board, with such powers, as to investments, reinvestment, control and disbursement of the Fund, as set forth in the Trust Agreement, or in such Trust Agreement as modified from time to time.  The Board may remove the Trustee at any time on the notice required by the terms of such Trust Agreement, and upon such removal or upon the resignation of any such Trustee, such Board will designate a successor Trustee.

12.2
The Employer shall contribute to the Trust Fund such amounts as are deemed necessary by an Actuary to fund the benefits provided by the Plan on an acceptable basis in accordance with Title I, Section 302 and Title II, Section 1013 of ERISA.  Any actuarial gains arising from actual experience under the Plan will be used to reduce future Employer contributions and will not be used to increase any benefits payable under the Plan.

12.3
Except as provided in Section 12.6, Section 12.7, and Section 13.4, all Employer contributions when made to the Trust Fund and all property of the Trust Fund, including income from investments and all other sources, shall be retained for the exclusive benefit of Participants, Spouses, or their Beneficiaries and shall be used to pay benefits provided hereunder or to pay expenses of administration of the Plan and the Trust Fund to the extent not paid by the Employer.

12.4
The Employer shall not be required to make, but may make in any calendar or fiscal year, any contributions to the Trust Fund in any amount which is greater than the amount specified in Section 12.2.  The timing of all contributions shall be entirely discretionary with the Employer to the extent permitted by ERISA.

12.5	Participants will not be required or permitted to make contributions to the Plan.

12.6	Amounts forfeited by any Participant shall be used to reduce Employer contributions.

12.7
Recapture by Employer.  Contributions by the Employer are paid to the Trust on the condition that the same qualify for deduction under Section 404 of the Code.  Any such contribution for which deduction is disallowed (to the extent disallowed), reduced by any loss attributable thereto (if any) while held in Trust, shall be returned to the Employer within one year after the disallowance of the deduction, but not thereafter.  Furthermore, if any such contribution by the Employer is made under a mistake of fact, such contribution in excess of the amount that would have been contributed had no mistake of fact occurred, reduced by any loss attributable thereto (if any) while held in Trust, shall be returned to the Employer within one year after the payment of the contribution, but not thereafter.

ARTICLE XIII

AMENDMENT OR TERMINATION

13.1
Right to Amend or Terminate.  The Employer hopes and expects to continue the Plan indefinitely.  Nevertheless, each Employer maintains the right to suspend, terminate, or completely discontinue contributions under the Plan with respect to its Employees and the Board may terminate the Plan for any reason at any time; subject to the requirement that the Administrator shall file a notice of intent to terminate with the Pension Benefit Guaranty Corporation (“PBGC”) at least 60 days prior to the proposed date of termination of the Plan, and shall comply with all other provisions of ERISA or the PBGC relating to plan terminations.  In addition, the Company, by action of the Board (or a Committee authorized by the Board to act on its behalf), may amend or modify the Plan from time to time, provided, however, that no such action shall adversely affect Participants to the extent of their vested benefits, nor shall such action decrease a Participant’s accrued benefit or eliminate an optional form of distribution with respect to benefits accrued prior to such amendment, unless permitted under the Code and ERISA.  Notwithstanding the foregoing, however, any modification or amendment of the Plan may be made retroactively, if necessary or appropriate to qualify or maintain the Plan as a Plan meeting the requirements of the Code and ERISA.  Upon any termination of the Plan all accrued benefits, to the extent funded, shall become nonforfeitable on the date of the termination.  In the event of partial termination of the Plan, all accrued benefits for Participants affected by such partial termination, to the extent funded, shall become nonforfeitable on the date of the termination.

13.2
Change in Vesting.  If an amendment or a change in the top-heavy status of the Plan changes the vesting schedule of the Plan, as set forth in Section 7.2 hereof, any Participant having three (3) or more years of Service on the date which is sixty (60) days after such amendment or change is adopted or becomes effective (or, if later, sixty (60) days after written notice of the amendment is given) may, no later than the end of the election period, elect to remain subject to the vesting schedule in effect prior to such amendment or change.  For purposes of the foregoing, the “election period” shall begin on the date the amendment changing the vesting schedule is adopted or the date on which the Plan’s top-heavy status is changed and shall end no earlier than the latest of the following dates (provided that in the case of a change in the Plan’s top-heavy status, only clause (b) shall apply):

(a)	the date which is 60 days after the day the Plan amendment is adopted;

(b)	the date which is 60 days after the day the Plan amendment becomes effective or the top-heavy status of the Plan changes; or

(c)	the date which is 60 days after the day the Participant is issued written notice of the Plan amendment by the Employer or Administrator.

The vested percentage of a Participant’s Accrued Benefit, determined as of the later of the date the amendment is adopted or the date it is effective, shall not be reduced by any such amendment.  Furthermore, in no event shall an amendment to the Plan which revises the vesting schedule result in a less liberal vesting schedule (at any point in the schedule) with respect to the Participant’s Accrued Benefit as of the later of the adoption or the effective date of the Amendment.

13.3
Mergers, Consolidations and Transfers.  The Plan shall not be automatically terminated by the Employer’s acquisition by or merger into any other company, but the Plan shall be continued after such merger provided the successor company agrees to continue the Plan.  All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor company, effective as of the date of the merger.

The merger or consolidation with, or transfer of assets and liabilities to, any other qualified retirement plan shall be permitted only if the benefit each plan participant would receive if the plan were terminated immediately after such merger or consolidation, or transfer of assets and liabilities, would be at least as great as the benefit he would have received had the Plan been terminated immediately before any such transaction.

13.4
Distribution of Funds upon Termination.  In the event the Plan shall be terminated or contributions permanently discontinued, the then present value of benefits vested in each Participant in accordance with Article VII shall be determined as of the Plan termination date and the assets of any Fund then held by the Trustee as reserves for Retirement Income for Participants under this Plan shall be allocated to the extent that they shall be sufficient, after providing for expenses of administration, in the order of precedence set forth below:

(a)
There shall first be set aside an amount which will provide Retirement Income for Participants, Spouses, or Beneficiaries who were receiving benefits or who were eligible to receive benefits at least three years prior to termination of the Plan based on Plan provisions in effect five years prior to the date of the Plan’s termination.

(b)	There shall next be set aside an amount which will provide all other benefits insured by the PBGC.

(c)	There shall next be set aside an amount which will provide all other vested benefits, under the provisions of the Plan on its termination date, but which are not incurred under ERISA.

(d)	Finally, there shall be set aside an amount which will provide all other accrued benefits for Participants who were not vested as of the date of Plan termination.

If the assets of the Fund held by the Trustee as reserves for Retirement Income for Participants of the Plan, as of the date of the Plan is terminated, are not sufficient to provide in whole the amounts required within the classes described above, such assets will be allocated pro rata within the class in which the amounts first cannot be provided in full.

Allocation in any of the above listed categories is adjusted for any allocation already made to the same Participant under a prior category.  Allocation of assets may be modified by the Internal Revenue Service to meet nondiscrimination requirements.  After all liabilities of the Plan have been satisfied, the Employer shall be entitled to any balance of the Fund which shall remain.

13.5
Provision of Benefits.  The Retirement Income payable in accordance with Section 13.4 shall be provided through continuance of the existing Trust Agreement or through a new instrument entered into for that purpose or through the purchase of nontransferable annuity contract or contracts from a commercial life insurance company or by a combination thereof.  If the allocations produce Retirement Income of less than $120 a year, a lump sum payment which is the Actuarial Equivalent of such Retirement Income may be paid in lieu thereof.

13.6	Special Limitations.

(a)           In the event of Plan termination, the benefit of any Highly Compensated Employee (and any Highly Compensated Former Employee) is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

(b)           The annual payments to an Employee described in paragraph (c) below are restricted to an amount equal in each year to the payments that would be made on behalf of the Employee under a straight life annuity that is the actuarial equivalent of the sum of the Employee's accrued benefit and the Employee's other benefits under the Plan (other than a social security supplement), and the amount of payments that the Employee is entitled to receive under a social security supplement, if any.  The restrictions in this paragraph (b) do not apply, however, if:

(i)           After payment to an Employee described in paragraph (c) of this Section 13.6 of all benefits payable to the Employee under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities as defined in the Code, or

(ii)           The value of the benefits payable to the Employee under the Plan for an Employee described in paragraph (c) below is less than 1 percent of the value of current liabilities before distribution, or

(iii)           The value of benefits payable to the Employee under the Plan for any employee described in paragraph (c) below does not exceed the amount described in Section 411(a)(11)(A) of the Code (restrictions on certain mandatory distributions).

(c)           The Employees whose benefits are restricted on distribution include all Highly Compensated Employees and Highly Compensated Former Employees.  In any one year, the total number of Employees whose benefits are subject to restriction under this Section 13.6 is limited to the group of 25 Non-excludable Employees and former Employees with the greatest compensation in the current year or any prior year.

(d)           For purposes of this Section 13.6, "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee or former Employee, and an death benefits not provided for by insurance on the Employee's or former Employee's life.

ARTICLE XIV

GENERAL PROVISIONS

14.1
No Guarantee of Employment.  The Plan shall not be deemed to constitute a contract between an Employer and any Employee or to be a consideration for, or an inducement for, the employment of any Employee by an Employer.  Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of any Employer or to interfere with the right of the Employer to discharge or to terminate the service of any Employee at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

14.2
Payments to Minors and Incompetents.  If a Participant, Contingent Annuitant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they will be paid to such persons as the Committee might designate or to the duly appointed guardian.  Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

14.3
Nonalienation of Benefits.  To the extent permitted by law and with the exception of payments pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code, no benefit payable under this Plan will be subject in any manner to anticipation, alienation, assignment, garnishment, or pledge; and any attempt to anticipate, alienate, assign, garnishee or pledge the same will be void; and no such benefits will be in any manner liable for or subject to the debts, liabilities, engagements, or torts of any Participant; and if any Participant is adjudicated bankrupt or attempts to anticipate, alienate, assign, or pledge any benefits, then such benefits will, in the discretion of the Committee, cease, and in this event, the Committee will have the authority to cause the same or any part thereof to be held or applied to or for the benefit of such Participant, his Spouse, his children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

Notwithstanding any provision of this Section to the contrary, an offset to a Participant’s accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

14.4
Purchase of Annuities.  If the Committee for any reason deems it advisable, the Retirement Income benefits payable at Retirement Date under the Plan may be provided through the purchase of non-transferable annuities from such insurance company or companies as may be approved by the Committee.  Payment thereof will be made from the Fund held by the Trustee.

14.5	Notwithstanding any other provision of the Plan, a former Participant shall not be entitled to payment of duplicate benefits upon again becoming a Participant.

14.6	A Participant shall not, with or without cause, be divested of any annual benefits that are vested under the terms of the Plan.

14.7	Governing Law. The provisions of the Plan will be construed according to the laws of the State of Connecticut, subject to ERISA.

14.8
Preservation of Prior Methods of Payment.  Notwithstanding any of the methods of payment of benefits provided in Articles IX and X, in the case of a Participant who has made a designation prior to January 1, 1984 which conforms to the requirements of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and which provides that one or more of the payment methods contained in the Plan prior to January 1, 1984 shall apply to such Participant’s benefits, the Participant and any Beneficiary shall be entitled to receive such benefits in accordance with the payment methods in effect under the Plan prior to January 1, 1984.  The Committee shall be authorized to disregard any designation, or any portion thereof, which has been made in accordance with the preceding sentence if it determines that such action is necessary to preserve the tax qualification of the Plan.

14.9
Commencement of Benefits.  In no case shall distributions of benefits under the Plan be made or commence later than April 1 of the calendar year following the calendar year in which a Participant attains age 70½ whether or not he has retired or otherwise terminated his employment at that time; provided that, however, if a Participant had attained age 70½ before January 1, 1988 and was not a five percent (5%) owner at any time during the Plan Year ending with or within the calendar year in which the Participant had attained age 66 ½ or any subsequent Plan Year, such Participant may elect to delay his distribution until the calendar year in which the Participant retires.  This date shall constitute the “Required beginning date,” see Section 10.7(h)(6) hereof.  Furthermore, if a Participant has made a designation prior to January 1, 1984 which conforms to the requirements of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, distributions of benefits under the Plan may be made or commence in accordance with the terms of such designation.

14.10	Notwithstanding any other provision of the Plan, in no event shall a Participant’s benefit payments under the Plan decrease due to any increase in such Participant’s social security benefits.

14.11	Suspension of Benefits.

(a)
Except for payments required by Section 14.9 hereof, benefits under this Plan are payable only after termination of employment; provided, however, that benefits shall be paid to a Participant who is otherwise entitled to receive benefits hereunder even if such Participant has not terminated employment, but only if such Participant does not complete at least 40 Hours of service during a calendar month in Section 203(a)(3)(B) service, within the meaning of Section 203(a)(3)(B) of ERISA and Section 2530.203-3 of the Code of Federal Regulations.  In addition, normal or early retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of service in Section 203(a)(3)(B) service.  In accordance with the foregoing, the actuarial value of benefits which commence later than a Participant’s Normal Retirement Date will be computed without regard to amounts which would have been suspended under the preceding sentences as if the Participant had been receiving benefits since Normal Retirement Date.

(b)
If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed for at least 40 Hours of service for a calendar month in Section 203(a)(3)(B) service.  The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of such Section 203(a)(3)(B) service and the resumption of payments.

(c)
No payment shall be withheld by the Plan pursuant to this Section unless the Plan notifies the Participant by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his or her benefits are suspended.  Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations.  In addition, the notice shall inform the Participant of the Plan’s procedures for affording a review of the suspension of benefits.  Requests for such review may be considered in accordance with the claims procedure adopted by the Plan pursuant to Section 503 of ERISA and applicable regulations.

(d)	The amount suspended shall be an amount equal to the portion of a monthly benefit payment derived from Company contributions.

(e)	This Section 14.11 does not apply to the minimum benefit to which the Participant may become entitled under the top-heavy rules of Article XV.

(f)	This Section 14.11 does not apply to benefits which a Participant had accrued as of November 15, 1989. The effective date of this provision is June 7, 2004.

14.12	Transfers of Plan Participants.

(a)
The Plan provides benefits under three separate benefit structures.  One structure applies to Former Crystal Water Participants and is described in Appendix C.  Another structure relates to Participants who are employees of Barnstable Water Company and is described in Appendix D.  The third structure is the general structure applicable under the Plan for all other Participants.  The Plan document does not address what happens in the event a Participant transfers from one group to another.  The purpose of this Section 14.12 is to set forth the rules which are intended to apply in such instances.

(b)
If a Former Crystal Water Company Participant transfers to the Company or a Participating Company at the request of the Company or a Participating Company, he shall continue to participate in the Plan based upon all of the Plan provisions applicable to Former Crystal Water Participants.  If any other Participant transfers to Barnstable Water Company at the request of the Company or a Participating Company, he shall continue to participate in the Plan based upon all of the Plan provisions applicable to Participants who are employed by the Company or Participating Company from which he transferred.  If a Participant who is employed by Barnstable Water Company transfers to the Company or a Participating Company, whether or not at the request of the Company or a Participating Company, however, he shall be covered under the provisions of paragraph (c) below.

(c)
In all other cases, if a Participant transfers from the Company or a Participating Company to another Employer, or if a Participant ceases work for the Company or a Participating Company and commences work for another Employer, and in either case a benefit formula applicable with respect to the second Employer is different than the benefit formula applicable to the first Employer, then except as otherwise provided in paragraph (d) below, no further benefits shall be earned under the first formula when he ceases work for the first Employer, and the Participant shall accrue benefits under the Plan formula applicable with respect to the second Employer from the time he commences work for such second Employer based upon compensation and service with the second Employer and the Plan provisions applicable to that Employer.  Service with both Employers shall count, however, for vesting purposes.

(d)
There are different methods of crediting service under the Plan for different Employers, for both vesting purposes and for purposes of accruing benefits.  Therefore, if the provisions of paragraph (c) apply, then notwithstanding anything to the contrary set forth in such paragraph (c), the following rules apply in computing Credited Service (or Benefit Service) and Vesting Service for the calendar year in which work commences for the second Employer:

(1)
If the first Employer counts Hours of Service in determining Credited Service or Benefit Service, and the second Employer does not, and if the Participant receives credit for any Hours of Service from the first Employer for the calendar year in which the Participant commences employment with the second Employer, then for that year he shall be deemed to have earned a full Year of Credited Service or Benefit Service (as the case may be) under the provisions of the Plan applicable to the first Employer, and no Credited Service or Benefit Service for that year under the provisions of the Plan applicable to the second Employer.  In such event, he shall also earn one full year of Vesting Service under the Plan for that calendar year.

(2)
If the first Employer does not count Hours of Service in counting Credited Service or Benefit Service and the second Employer does count Hours of Service, and if the Participant receives credit for any period of service for the first Employer for the calendar year in which the Participant commences employment with the second Employer, then for that year, he shall be deemed to have earned a full year of Credited Service or Benefit Service under the provisions of the Plan applicable to the first Employer and no Credited Service or Benefit Service for that year under the provisions of the Plan applicable to the second Employer.  In such event, he shall also earn one full year of Vesting Service under the Plan for that year.

(e)
If both Employers count hours in determining Credited Service or Benefit Service, and if the provisions of paragraph (c) apply, then for the year in which the Participant commences work for the second Employer, a year of Credited Service or Benefit Service shall be earned under the Plan provisions applicable to the first Employer (and not the second Employer) if it had been earned immediately prior to the time he commences work for the second Employer; otherwise, it shall be earned for that calendar year, if at all, under the Plan provisions applicable to the second Employer.

(f)
If a Participant transfers to an Affiliated Company that has not adopted the Plan, whether voluntarily or at the request of the Company or an Affiliated Company, then he shall accrue no further benefits under the Plan; and, in no event shall the provisions of this Section 14.12 be construed so as to provide for benefit accruals for any period during which an individual was (or is) employed by an Affiliated Company that has not adopted the Plan.

ARTICLE XV

TOP-HEAVY PLAN PROVISIONS

This Article XV shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.

(Paragraphs 15.1 - 15.10 provide definitions for Article XV.)

15.1	Compensation. Compensation of an Employee as defined in Section 16.6(b) hereof (subject to any limitation prescribed under Section 401(a)(17) of the Code).

15.2
Key Employee.  Key Employee means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5 percent owner of the Employer, or a 1 percent owner of the Employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Section 16.6(b) hereof.  The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

15.3	Top-Heavy Plan. For any Plan Year, this Plan is top-heavy if any of the following conditions exists:

(a)	If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(b)
If this Plan is a part of a Required Aggregation Group of plans (but which is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

(c)	If this Plan is a part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

15.4	Top-Heavy Ratio.

(a)
If the Employer maintains one or more defined benefit plans and the Employer has not maintained any defined contribution plan (including any simplified employee pension plan) which during the five year period ending on the Determination Date(s) has or has had account balances, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Present Values of accrued benefits of all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Present Values of all accrued benefits, determined in accordance with Section 416 of the Code and the Regulations thereunder.

(b)
If the Employer maintains one or more defined benefit plans and the Employer maintains or has maintained one or more defined contribution plans (including any simplified employee pension plan) which during the five year period ending on the Determination Date(s) has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Present Values of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees, determined in accordance with (a) above, and the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Present Values of accrued benefits under the aggregated defined benefit plan or plans, determined in accordance with (a) above for all Participants, and the sum of the account balances under the aggregated defined contribution plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the Regulations thereunder.

(c)
Distributions During Year Ending on the Determination Date.  The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1 year period ending on the Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting "5 year period" for "1 year period."

(d)
For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the Regulations thereunder for the first and second plan year of a defined benefit plan.  The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not performed services for the Employer maintaining the plan at any time during the one-year period ending on the Determination Date shall be disregarded.  The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the Regulations thereunder.  Deductible Employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio.  When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Date(s) that falls within the same calendar year.

(e)
Permissive Aggregation Group.  The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(f)
Required Aggregation Group.  (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 410(a)(4) and 410 of the Code during the Determination Period.

(g)	Determination Date. For any Plan Year, the last day of the preceding Plan Year.

(h)	Valuation Date. For purposes of computing the Top- Heavy Ratio, the Valuation Date shall be the normal annual valuation date for the Plan.

(i)	Present Value. For purposes of computing the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest as follows:

Interest rate:                      5%

Mortality table: 1971 TPF&C Forecast Mortality Table

(j)	If the Plan is or becomes a Top-Heavy Plan in any Plan Year beginning after December 31, 1983, the following provisions shall supersede any conflicting provision in the Plan.

(k)	Vesting.

Notwithstanding the provisions of Section 7.2, a Participant’s Vested Benefit shall be the Retirement Income payable at Normal Retirement Date in the form and amount as set forth in Section 4.3 based on his Average Earnings and Credited Service as of his Termination Date, multiplied by the applicable percentage specified below:

If Years of Vesting Service Are	Then Vested Percentage Is
Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 but less than 6	80%
6 or more	100%

Notwithstanding the foregoing, a Participant shall be 100% vested upon the later of his 65th birthday or the fifth anniversary of his entry into the Plan.  In the event of a change in the top-heavy status of the Plan, Section 13.2 of the Plan shall apply.

(l)           Minimum Accrued Benefit.

(i)
Notwithstanding any other provision in this Plan except (iii), (iv) and (v) below, for any Plan Year in which this Plan is a Top Heavy Plan, each Participant who is not a Key Employee and has completed 1,000 Hours of service shall accrue a benefit (to be provided solely by Employer contributions and expressed as a life annuity commencing at normal retirement age) of not less than two percent of his or her highest average Compensation for the five consecutive years for which the Participant had the highest  Compensation.  The minimum accrual is determined without regard to any Social Security contribution.  The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (1) the non-Key Employee fails to make mandatory contributions to the Plan, (2) the non-Key Employee’s Compensation is less than a stated amount, (3) the non-Key Employee is not employed on the last day of the accrual computation period, or (4) the Plan is integrated with Social Security.

(ii)
No additional benefit accruals shall be provided pursuant to (i) above to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a life annuity commencing at age 65 that equals or exceeds 20 percent of the Participant’s highest average Compensation for the five consecutive years for which the Participant had the highest Compensation.

(iii)
The provisions in (i) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Employer which provide(s) for the minimum allocation or benefit applicable to Top-Heavy Plans.

(iv)
All accruals of Employer derived benefit, whether or not attributable to years for which the Plan is a Top-Heavy Plan, may be used in computing whether the minimum accrual requirements of Section (ii) above are satisfied.

(v)
For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.  No accrual shall be provided pursuant to this paragraph (b) for a year in which the Plan does not benefit any Key Employee or former Key Employee.

ARTICLE XVI

LIMITATION ON BENEFITS

16.1	The limitations of this Article XVI shall apply in Limitation Years beginning on or after July 1, 2007, except as otherwise provided herein.

16.2
The Annual Benefit otherwise payable to a Participant under the Plan at any time shall not exceed the Maximum Permissible Benefit.  If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit.

16.3
If the Participant is, or has ever been, a Participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the Employer or a predecessor employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum Permissible Benefit.  Where the Participant's employer-provided benefits under all such defined benefit plans (determined as of the same age) would exceed the Maximum Permissible Benefit applicable at that age, then the Participant’s Annual Benefits under this Plan shall be limited so that the Maximum Permissible Benefit is not exceeded.

16.4
The application of the provisions of this Article shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant's accrued benefit under all the defined benefit plans of the Employer or a predecessor employer as of the end of the last Limitation Year beginning before July 1, 2007 under provisions of the plans that were both adopted and in effect before April 5, 2007.  The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 and satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Section 415 of the Code in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in Section 1.415(a)-1(g)(4) of the Income Tax Regulations.

16.5	The limitations of this Article shall be determined and applied taking into account the rules in Section 16.7.

16.6	Definitions.

(a)	Annual Benefit:

(1)           A benefit that is payable annually in the form of a straight life annuity.  Except as provided below, where a benefit is payable in a form other than a straight life annuity, the benefit shall be adjusted to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Article.  For a Participant who has or will have distributions commencing at more than one Annuity Starting Date, the Annual Benefit shall be determined as of each such Annuity Starting Date (and shall satisfy the limitations of this Article as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other Annuity Starting Dates.  For this purpose. the determination of whether a new starting date has occurred shall be made without regard to Section 1.401(a)-20, Q&A 10(d), and with regard to Section 1.415(b)-1(b)(1)(iii)(B) and (C) of the Income Tax Regulations.

(2)           No actuarial adjustment to the benefit shall be made for (A) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant's benefit were paid in another form; (B) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and post-retirement medical benefits); or (C) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Section 417(e)(3) of the Code and would otherwise satisfy the limitations of this Article, and the Plan provides that the amount payable under the form of benefit in any Limitation Year shall not exceed the limits of this Article applicable at the Annuity Starting Date, as increased in subsequent years pursuant to Section 415(d) of the Code.  For this purpose, an automatic benefit increase feature is included in a form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form.

(3)           The determination of the Annual Benefit shall take into account social security supplements described in Section 411(a)(9) of the Code and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant Section 1.411(d)-4, Q&A 3(c), of the Income Tax Regulations, but shall disregard benefits attributable to employee contributions or rollover contributions.

(4)           Effective for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial equivalence of forms of benefit other than a straight life annuity shall be made in accordance with subparagraphs (A) or (B) below.

(A)           Benefit Forms Not Subject to Section 417(e)(3) of the Code:  The straight life annuity that is actuarially equivalent to the Participant's form of benefit shall be determined under this subparagraph (A) if the form of the Participant's benefit is either (I) a nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving Spouse), or (II) an annuity that decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Section 401(a)(11) of the Code).

(i)           Limitation Years beginning before July 1, 2007.  For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit computed using whichever of the following produces the greater annual amount:  (I) the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form: and (II) a 5 percent interest rate assumption and the Applicable Mortality Table referenced in Exhibit I of the Plan for that Annuity Starting Date.

(ii)           Limitation Years beginning on or after July 1, 2007.  For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of (I) the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same Annuity Starting Date as the Participant's form of benefit; and (II) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit, computed using a 5 percent interest rate assumption and the Applicable Mortality Table defined in Exhibit I of the Plan for that Annuity Starting Date.

(B)           Benefit Forms Subject to Section 417(e)(3) of the Code:  The straight life annuity that is actuarially equivalent to the Participant's form of benefit shall be determined under this subparagraph (B) if the form of the Participant's benefit is other than a benefit form described in subparagraph (A).  In this case, the actuarially equivalent straight life annuity shall be determined as follows:

(i)           Annuity Starting Date in Plan Years Beginning After 2005.  If the Annuity Starting Date of the Participant's form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of (I) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit, computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit, computed using a 5.5 percent interest rate assumption and the Applicable Mortality Table defined in Exhibit I of the Plan; and (III) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit, computed using the applicable interest rate defined in Exhibit I of the Plan and the Applicable Mortality Table defined in Exhibit I of the Plan, divided by 1.05.

(ii)           Annuity Starting Date in Plan Years Beginning in 2004 or 2005.  If the Annuity Starting Date of the Participant's form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant's form of benefit computed using whichever of the following produces the greater annual amount:  (I) the interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and (II) a 5.5 percent interest rate assumption and the Applicable Mortality Table defined in Exhibit I of the Plan.

(b)           Compensation:

(1)           Information required to be reported under Sections 6041, 6051, and 6052 of the Code (wages, tips, and other compensation as reported on Form W-2).  Compensation is defined as wages, within the meaning of Section 3401(a), and all other payments of compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code.  Compensation shall be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

(2)           Except as provided herein, for Limitation Years beginning after December 31, 1991, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

(3)           For Limitation Years beginning on or after July 1, 2007, Compensation for a Limitation Year shall also include Compensation paid by the later of 2½ months after an Employee's severance from employment with the Employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee's severance from employment with the Employer maintaining the Plan, if:

(A)           the payment is regular Compensation for services during the Employee's regular working hours, or Compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions. bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer; or

(B)           the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued: or

(C)           the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

(4)           Any payments not described above shall not be considered Compensation if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment.

(5)           Back pay, within the meaning of Section 1.415(c)-2(g)(8) of the Income Tax Regulations, shall be treated as Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

(6)           For Limitation Years beginning after December 31, 1997, Compensation paid or made available during such Limitation Year shall include amounts that would otherwise be included in Compensation but for an election under Section 125(a), Section 402(e)(3), Section 402(h)(1)(B), Section 402(k), or Section 457(b) of the Code.

(7)           For Limitation Years beginning after December 31, 2000, Compensation shall also include any elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

(c)           Defined Benefit Compensation Limitation:

(1)           100 percent of a Participant's High Three-Year Average Compensation, payable in the form of a straight life annuity.

(2)           In the case of a Participant who is rehired after a severance from employment, the Defined Benefit Compensation Limitation is the greater of 100 percent of the Participant's High Three-Year Average Compensation, as determined prior to the severance from employment, or 100 percent of the Participant's High Three-Year Average Compensation, as determined after the severance from employment under paragraph (g) below.

(d)           Defined Benefit Dollar Limitation:  Effective for Limitation Years ending after December 31, 2001, the Defined Benefit Dollar Limitation is $160,000, automatically adjusted under Section 415(d) of the Code, effective January 1 of each year, as published in the Internal Revenue Bulletin, and payable in the form of a straight life annuity.  The new limitation shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant's benefits shall not reflect the adjusted limit prior to January 1 of that calendar year.  The automatic annual adjustment of the Defined Benefit Dollar Limitation under Section 415(d) of the Code shall not apply to Participants who have had a separation from employment.

(e)           Employer:  For purposes of this Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations, as defined in Section 414(b) of the Code, as modified by Section 415(h), all commonly controlled trades or businesses (as defined in Section 414(c) of the Code, as modified, except in the case of a brother-sister group of trades or businesses under common control, by Section 415(h)), or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code.

(f)           Formerly Affiliated Plan of the Employer:  A plan that, immediately prior to the cessation of affiliation, was actually maintained by the Employer and, immediately after the cessation of affiliation, is not actually maintained by the Employer.  For this purpose, cessation of affiliation means the event that causes an entity to no longer be considered the Employer, such as the sale of a member controlled group of corporations, as defined in Section 414(b) of the Code, as modified by Section 415(h), to an unrelated corporation, or that causes a plan to not actually be maintained by the Employer, such as transfer of plan sponsorship outside a controlled group.

(g)           High Three-Year Average Compensation:  The average compensation for the three consecutive years of service (or, if the Participant has less than three consecutive years of service, the Participant's longest consecutive period of service, including fractions of years, but not less than one year) with the Employer that produces the highest average.  A year of service is the 12-consecutive month period beginning January 1 and ending December 31.  In the case of a Participant who is rehired by the Employer after a severance from employment, the Participant's high three-year average Compensation shall be calculated by excluding all years for which the Participant performs no services for and receives no Compensation from the Employer (the break period) and by treating the years immediately preceding and following the break period as consecutive.  A Participant's Compensation for a year of service shall not include Compensation in excess of the limitation under Section 401(a)(17) of the Code that is in effect for the calendar year in which such year of service begins.

(h)           Limitation Year:  The Plan Year.

(i)           Maximum Permissible Benefit:  The lesser of the Defined Benefit Dollar Limitation or the Defined Benefit Compensation Limitation (both adjusted where required, as provided below).

(1)           Adjustment for Less Than 10 Years of Participation or Service:  If the Participant has less than 10 Years of Participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction -- (A) the numerator of which is the number of Years (or part thereof, but not less than one year) of Participation in the Plan, and (B) the denominator of which is 10.  In the case of a Participant who has less than ten Years of Service with the Employer, the Defined Benefit Compensation Limitation shall be multiplied by a fraction -- (A) the numerator of which is the number of Years (or part thereof, but not less than one year) of Service with the Employer, and (B) the denominator of which is 10.

(2)           Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62 or after Age 65:  Effective for benefits commencing in Limitation Years ending after December 31, 2001, the Defined Benefit Dollar Limitation shall be adjusted if the Annuity Starting Date of the Participant's benefit is before age 62 or after age 65.  If the Annuity Starting Date is before age 62, the Defined Benefit Dollar Limitation shall be adjusted under subparagraph (A), as modified by subparagraph (C).  If the Annuity Starting Date is after age 65, the Defined Benefit Dollar Limitation shall be adjusted under subparagraph (B), as modified by subparagraph (C).

(A)           Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age 62:

(i)           Limitation Years Beginning Before July 1, 2007. If the Annuity Starting Date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant's Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's Annuity Starting Date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount:  (a) the interest rate and the mortality table (or other tabular factor) equivalence for early retirement benefits; or (b) a 5-percent interest rate assumption and the Applicable Mortality Table as defined in Exhibit I of the Plan.

(ii)           Limitation Years Beginning on or After July 1, 2007.

(a)           Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement.  If the Annuity Starting Date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's Annuity Starting Date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table for the Annuity Starting Date as defined in Exhibit I of the Plan (and expressing the Participant's age based on completed calendar months as of the Annuity Starting Date).

(b)           Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement.  If the Annuity Starting Date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's Annuity Starting Date is the lesser of the limitation determined under subparagraph (a) and the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant's Annuity Starting Date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of this Article.

(B)           Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement After Age 65:

(i)           Limitation Years Beginning Before July 1, 2007.  If the Annuity Starting Date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant's Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's Annuity Starting Date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount:  (a) the interest rate and the mortality table (or other tabular factor) specified in the Plan for purposes of determining actuarial equivalence for delayed retirement benefits; or (b) a 5-percent interest rate assumption and the Applicable Mortality Table as defined in Exhibit I of the Plan.

(ii)           Limitation Years Beginning On or After July 1, 2007:

(a)           Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.  If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required), with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table for that Annuity Starting Date as defined in Exhibit I of the Plan (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(b)           Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.  If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s Annuity Starting Date is the lesser of the limitation determined under subparagraph (i) and the Defined Benefit Dollar Limitation (adjusted under subparagraph (1) for Years of Participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of this Article.  For this purpose. The adjusted immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

(C)           Notwithstanding the other requirements of this subparagraph (2), no adjustment shall be made to the Defined Benefit Dollar Limitation to reflect the probability of a Participant’s death between the Annuity Starting Date and age 62, or between age 65 and the Annuity Starting Date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the Annuity Starting Date.  To the extent benefits are forfeited upon death before the Annuity Starting Date, such an adjustment shall be made.  For this purpose, no forfeiture shall be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Section 417(c) of the Code, upon the Participant’s death.

(3)           Minimum benefit permitted:  Notwithstanding anything else in this paragraph (i) to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Maximum Permissible Benefit if:

(A)           the retirement benefits payable for a Limitation Year under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer do not exceed $10,000 multiplied by a fraction – (i) the numerator of which is the Participant's number of Years (or part thereof, but not less than one year) of Service (not to exceed 10) with the Employer, and (ii) the denominator of which is 10; and

(B)           the Employer (or a predecessor employer) has not at any time maintained a defined contribution plan in which the Participant participated (for this purpose, mandatory employee contributions under a defined benefit plan, individual medical accounts under Section 401(h) of the Code, and accounts for postretirement medical benefits established under Section 419A(d)(1) of the Code are not considered a separate defined contribution plan).

(j)           Predecessor Employer:  If the Employer maintains a plan that provides a benefit which the Participant accrued while performing services for a former employer, the former employer is a Predecessor Employer with respect to the Participant in the Plan.  A former entity that antedates the Employer is also a Predecessor Employer with respect to a Participant if, under the facts and circumstances, the employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(k)           Severance from Employment:  An Employee has a severance from employment when the Employee ceases to be an Employee of the Employer maintaining the Plan.  An Employee does not have a severance from employment if, in connection with a change of employment, the Employee's new employer maintains the Plan with respect to the Employee.

(l)           Year of Participation:  The Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met:  (1) the Participant is credited with at least the number of hours of service (or Period of Service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period.  If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period.  A Participant who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a Year of Participation with respect to that period.  In addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual computation period, the Plan must be established no later that the last day of such accrual computation period.  In no event shall more than one Year of Participation be credited for any 12-month period.

(m)           Year of Service:  For purposes of paragraph (g), the Participant shall be credited with a Year of Service (computed to fractional parts of a year) for each accrual computation period for which the Participant is credited with at least the number of Hours of Service (or Period of Service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the Employer or a Predecessor Employer.

16.7           Other Rules.

(a)           Benefits Under Terminated Plans.  If a defined benefit plan maintained by the employer has terminated with sufficient assets for the payment of benefit liabilities of all plan Participants and a Participant in the plan has not yet commenced benefits under the plan, the benefits provided pursuant to the annuities purchased to provide the Participant's benefits under the terminated plan at each possible Annuity Starting Date shall be taken into account in applying the limitations of this Article.  If there are not sufficient assets for the payment of all participants' benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the participant under the terminated plan.

(b)           Benefits Transferred From the Plan.  If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c) of the Income Tax Regulations, the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan).  If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan that is not maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A 3(c), of the Income Tax Regulations, the transferred benefits are treated by the Employer's plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the Employer that terminated immediately prior to the transfer with sufficient assets to pay all Participants' benefit liabilities under the Plan.  If a Participant's benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, the amount transferred is treated as a benefit paid from the transferor plan.

(c)           Formerly Affiliated Plans of the Employer.  A formerly affiliated plan of an employer shall be treated as a plan maintained by the Employer, but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay Participants' benefit liabilities under the plan and had purchased annuities to provide benefits.

(d)           Plans of a Predecessor Employer.  If the Employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a Predecessor Employer, the Participant's benefits under a plan maintained by the Predecessor Employer shall be treated as provided under a plan maintained by the Employer.  However, for this purpose, the plan of the Predecessor Employer shall be treated as if it had terminated immediately prior to the event giving rise to the Predecessor Employer relationship with sufficient assets to pay Participants' benefit liabilities under the plan, and had purchased annuities to provide benefits;  the Employer and the Predecessor Employer shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provided under the plan of the Predecessor Employer.

(e)           The limitations of this Article shall be determined and applied taking into account the rules in Section 1.415(f)-1(d), (e) and (h) of the Income Tax Regulations.

(f)           Aggregation with Multiemployer Plans.

(1)           If the Employer maintains a multiemployer plan, as defined in Section 414(f) of the Code, and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the Employer shall be treated as benefits provided under a plan maintained by the Employer for purposes of this Article.

(2)           Effective for Limitation Years ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the Defined Benefit Compensation Limitation to a plan which is not a multiemployer plan.

(g)           The increased limitations on benefits pursuant to the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) shall not apply to any Participant who does not complete at least one Hour of Service after December 31, 2001.

IN WITNESS WHEREOF, the Company hereby executes this amended and restated Plan document this 11th day of August, 2010.

THE CONNECTICUT WATER COMPANY
By:	/s/ David C. Benoit
Its:	Vice President, Finance and Cheif Financial Officer

--

THE CONNECTICUT WATER COMPANY

EMPLOYEES’ RETIREMENT PLAN

EXHIBIT I

This Exhibit is attached to and made a part of the Plan.

Actuarial Equivalent shall mean a benefit of equivalent current value to the benefit which would otherwise have been provided to the Participant.  The factors used to determine equivalencies shall be determined as follows:

°           50% Contingent Annuity Option

90% (less)(plus) .5% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

°           75% Contingent Annuity Option

86% (less)(plus) .6% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

°           100% Contingent Annuity Option

82% (less)(plus) .7% for each year by which the age of the Contingent Annuitant (is less than)(exceeds) the age of the Participant. Such factor not to exceed 1.0.

°           Lump Sum Distribution

Effective for lump sum distributions with annuity starting dates on or after January 1, 2008, the mortality and interest assumptions utilized for purposes of this Exhibit I and Appendix C and D of this Plan shall be the “Applicable Mortality Table” and the “Applicable Interest Rate”, as follows; and, for purposes of Section 415 of the Code and Article XVI hereof, such terms shall also have the meanings set forth below:

(1)  The “Applicable Mortality Table” shall be the mortality table prescribed by the Secretary of the Treasury pursuant to Section 417(e)(3)(B) of the Code.  This provision is intended to automatically incorporate changes to such table without requirement for Plan amendment.

(2)  The “Applicable Interest Rate” shall be the rates determined in accordance with Section 417(e)(3) of the Code, as amended by the Pension Protection Act, including the transition rules from 2008-2011, for the Lookback Month.  The “Lookback Month” shall be the month of November preceding the “Stability Period” and the “Stability Period” shall be the Plan Year.

°           Five Years Certain and Life Option:                                                                           98%

°           Ten Years Certain and Life Option:                                                                           93%

°           Lump Sum Distribution Under Years Certain and Life Options

See Lump Sum Distribution, above.

Exhibit I-

APPENDIX A

SPECIAL EARLY RETIREMENT BENEFIT

A.1           Eligibility

A special early retirement benefit, as set forth in Section A.2 hereof, shall be offered to all Eligible Participants; provided, however, that said special early retirement benefit shall not be available to any Eligible Participant if fewer than six (6) Eligible Participants elect to retire and receive such benefit.  For purposes of this Appendix A, the term ‘Eligible Participant’ shall mean each Participant who as of September 1, 1991 (a) will have completed ten (10) or more years of Credited Service, and (b) will have attained the age of fifty-five (55).  Each such Eligible Participant will be offered the special early retirement benefit described in Section A.2 and may make a written election during an election period beginning on July 10, 1991 and ending at 4:30 P.M. on August 9, 1991 to retire on September 1, 1991 and receive such special early retirement benefit commencing as of said date; provided, however, that such Eligible Participant either electing or declining to retire and receive the special early retirement benefit described in Section A.2 may revoke said decision during the period beginning on August 10, 1991 and ending at 4:30 P.M. on August 16, 1991, after which date such decision shall be irrevocable.

A.2           Special Early Retirement Benefit

Each Eligible Participant who, pursuant to Section A.1, has elected to retire and receive the special early retirement benefit shall be credited with an additional five (5) years of Credited Service for purposes of the calculation of the benefit under Articles IV, V and VI and, if such retirement occurs prior to attainment of age sixty-two (62), shall receive an additional benefit of $500 each month ending with the month in which such Eligible Participant attains age sixty-two (62).

Appendix A--

APPENDIX B

SPECIAL EARLY RETIREMENT BENEFIT

B.1           Eligibility

A special early retirement benefit, as set forth in Section B.2 hereof, shall be offered to all eligible Participants.  For purposes of this Appendix B, the term ‘Eligible Participant’ shall mean each Participant who as of July 1, 1997 (a) will have completed ten (10) or more years of Credited Service, and (b) will have attained the age of fifty-five (55).  Each such Eligible Participant will be offered the special early retirement benefit described in Section B.2 and may make a written election during an election period beginning on March 15, 1997 and ending at 4:30 P.M. on April 30, 1997 to retire between July 1, 1997 through December 31, 1997 and receive such special early retirement benefit commencing as of said date; provided, however, that such Eligible Participant either electing or declining to retire and receive the special early retirement benefit described in Section B.2 may revoke said decision during the period beginning on May 1, 1997 and ending at 4:30 P.M. on May 7, 1997, after which date such decision shall be irrevocable.

B.2           Special Early Retirement Benefit

(a)
Each Eligible Participant who, pursuant to Section B.1, has elected to retire and receive the special early retirement benefit shall be credited with an additional five (5) years of Credited Service for purposes of the calculation of the benefit under Articles IV, V and VI.

(b)
Each Eligible Participant who, pursuant to Section B.1, has elected to retire and receive the special early retirement benefit and whose retirement occurs prior to attainment of age sixty-two (62) shall also receive an additional benefit of $500 each month ending with the month in which such Eligible Participant attains age sixty-two (62), or, if earlier, dies.  The benefit described in this subsection (b) shall not be provided to an Eligible Participant who is age sixty-two (62) or older as of the date of commencement of his Retirement Income and no benefits shall be payable to any Contingent Annuitant with respect to the benefit described in this subsection (b) following an Eligible Participant’s death regardless of the form in which such Eligible Participant’s Retirement Income is being paid.

Appendix B-

APPENDIX C

BENEFITS FOR FORMER EMPLOYEES OF CRYSTAL WATER COMPANY

ARTICLE I

PURPOSE

Effective as of the Merger Date, expect as otherwise provided herein, any Former Crystal Water Participant's benefits under this Plan, on and after January 1, 1964, shall be determined in accordance with the provisions of this Appendix C.  In no event shall the Accrued Benefit of a Former Crystal Water Participant be less than his or her Accrued Benefit as of December 31, 2000.

ARTICLE II

DEFINITIONS

Capitalized terms used in this Appendix C shall have the meanings set forth in Article II of the Plan unless a contrary meaning is set forth below.  The definitions set forth below shall apply solely to this Appendix C.

"Accrued Benefit" means the benefit to which a Participant would be entitled at his or her Normal Retirement Date under Paragraph 4.1 hereof, based on the Participant's Compensation and Credited Service as of the Annuity Starting Date.

"Actuarial Equivalent" means the same present value as the normal form of benefit computed in accordance with Paragraph 4.1 when calculated using the actuarial assumptions set forth below:

(a)           For purposes other than lump sum distributions:

Mortality Table:	For Participants, Disabled Participants, Retired Participants and Terminated Participants:

1984 Unisex Pension Mortality Table with ages set back two years

For Beneficiaries:

1984 Unisex Pension Mortality Table with ages set back five years

Interest Factor:                                7%

(b)           For lump sum settlements:  the interest and mortality factors for a lump sum distribution shall be as set forth in Exhibit I.

“Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or any other form.

"Average Compensation" means the average of a Participant's Compensation during the five (5) consecutive calendar years that produce the highest average.  If the Participant has been employed for fewer than five (5) calendar years, the available years shall be averaged.  For purposes of determining consecutive calendar years, a year in which a Participant performed no services shall not be taken into account.

"Beneficiary" means any individual, trust, estate or other recipient entitled to receive death benefits hereunder, on either a primary or a contingent basis.

"Break in Service" means the failure of an Employee to complete more than 500 Hours of Service during a Plan Year.  A Break in Service shall be deemed to occur as of the first day of the applicable Plan Year.

“Company” means The Crystal Water Company of Danielson, any affiliated company which participated in the Crystal Plan on the day prior to the Merger Date and any successor thereto.

“Compensation” means wages, as defined in Section 3401(a) of the Code, and other compensation received by a Participant during a Plan Year which are reported in Box 1 on IRS Form W-2 (Wage and Tax Statement) for such Plan Year.  Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages on the basis of the nature or location of the employment or the services performed.  Compensation also includes the following amounts with respect to a Participant during a Plan Year:

(a)           amounts contributed at the election of the Participant to an employee benefit plan under an arrangement described in Section 125 or 401(k) of the Code, to a simplified employee pension under an arrangement described in Code Section 408(k)(6) or to an annuity contract described in Code Section 403(b);

(b)           amounts deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

(c)           employee contributions treated-as employer contributions under Code Section 414(h)(2).

Compensation shall be subject to the limitations set forth in Section 401(a)(17) of the Code and as described in Section 2.6 of the Plan document.

“Credited Service” means each Plan Year during which an individual is an Employee and is credited with at least 1,000 Hours of Service.  In the case of a Participant who incurs a Break in Service, Credited Service shall include Plan Years prior to the Break in Service only if (i) the Participant had a vested benefit prior to the Break in Service, or (ii) the number of consecutive Breaks in Service is less than six (6) or does not exceed the Participant's aggregate Vesting Years prior to such Breaks in Service.  Credited Service shall include service prior to the effective date of ERISA with respect to the Crystal Plan determined in accordance with the provisions of the Crystal Plan as then in effect.

"Disabled" means that a Participant or Terminated Participant, while in Employment Status, has become permanently and totally incapable of engaging in any occupation or employment for physical or mental reasons) as certified by a licensed physician.  Such a Participant shall be deemed to be Disabled only if an application for benefits is filed with the Administrator by or on behalf of such individual within one year after separation from service due to becoming Disabled, pursuant to Section 11.16 of the Plan.

"Eligibility Date" means January 1st of each Plan Year.

"Employee" means, prior to the Merger Date, an individual performing services for the Company as a common law employee (and, on and after the Merger Date, an individual performing services for the Company as a common law employee who is a Former Crystal Water Participant) who is credited with at least 1,000 Hours of Service in the twelve (12) month period commencing on the individual's Employment Commencement Date or Reemployment Commencement Date.  A common law employee of the Company who fails to complete 1,000 Hours of Service during such period shall become an Employee for the first Plan Year during which such individual is credited with at least 1,000 Hours of Service.  An individual's status as an Employee shall commence on the first day of the applicable twelve (12) month period.  An individual shall thereafter be an Employee for each Plan Year for which more than 500 Hours of Service are credited.

"Employment Status" means the status of an individual who is employed by the Company on a current basis or whose employment with the Company has been interrupted on a temporary or seasonal basis.

"Participant" for purposes of this Appendix C shall mean a Former Crystal Water Participant who is eligible to accrue benefits under this Appendix C.

"Reemployment Commencement Date" means the first date following a Break in Service on which an individual performs an Hour of Service.

"Retired Participant" means a Participant who separates from service with the Company on or after his or her Normal Retirement Date or an early retirement date specified in Paragraph 4.2.

"Terminated Participant" means a Participant whose status as an Employee is terminated for reasons other than death, disability or retirement.

"Vesting Year" means a Plan Year in which an Employee has completed 1,000 Hours of Service.

ARTICLE III

EMPLOYEES ENTITLED TO PARTICIPATE

3.1           Every Former Crystal Water Participant who was eligible to participate in the Crystal Plan as of the day before the Merger Date shall continue to receive benefits under this Appendix C.  The following Employees are not eligible to participate in the Crystal Plan: (a) any individual included in a unit of employees covered by a collective bargaining agreement with the Company with respect to which agreement retirement benefits were the subject of good faith negotiations and (b) Leased Employees.

3.2           The eligibility of a Participant who incurs a Break in Service and subsequently becomes an Employee shall be determined as follows:

(a)           A Participant who had a vested benefit before incurring the Break in Service shall again become a Participant on the date as of which such individual again becomes an Employee.

(b)           Except as otherwise provided in 3.2(c), a Participant who did not have a vested benefit before incurring the Break in Service shall again become a Participant on the date as of which such individual again becomes an Employee, provided that the number of consecutive Breaks in Service either (i) is less than six (6) or (ii) does not exceed the aggregate number of years as an Employee prior to the Breaks in Service.

(c)           A former Participant who did not have a vested benefit before incurring the Break in Service and whose consecutive Breaks in Service (i) equal or exceed six (6) and (ii) exceed the aggregate number of years as an Employee prior to the Breaks in Service shall again become a Participant on the first Eligibility Date on which such individual shall have been employed by the Company as an Employee for at least six (6) months and shall have attained age 20½, but without regard to any years as an Employee occurring prior to the Breaks in Service.  For purposes of this Paragraph 3.2(c), the period of Employment Status from an individual's Employment or Reemployment Commencement Date to the Eligibility Date shall be used to determine months of employment as an Employee.

ARTICLE IV

RETIREMENT AND DISABILITY BENEFITS

4.1           Effective January 1, 1998, upon attaining his or her Normal Retirement Date, a Participant shall become entitled to an annual retirement benefit payable in equal monthly installments for life equal to the sum of:  (a) 2% of the Participant's Average Compensation multiplied by the Participant’s years of Credited Service prior to 1993; plus (b) 2.25% of the Participant's Average Compensation multiplied by the Participant's years of Credited Service after 1992, provided that not more than thirty-five (35) years of Credited Service shall be recognized under this Paragraph 4.1 and further provided that, if a Participant's years of Credited Service exceed thirty-five (35), years of Credited Service shall be allocated first to subparagraph (b).  Anything herein to the contrary notwithstanding, the Accrued Benefit of a Participant under this Paragraph 4.1 shall not be less than the Participant's Accrued Benefit as of December 31, 2000.

4.2           Effective January 1, 1998, a Participant who retires prior to his or her Normal Retirement Date shall be eligible to elect to receive benefit payments under subparagraph (a) or . (b) below, provided he or she meets the applicable requirements.

(a)           A Participant who retires within three (3) years prior to his or her Normal Retirement Date after completing at least seven (7) years of Credited Service may elect to receive benefit payments equal to such Participant's Accrued Benefit reduced by three percent (3%) for each year by which the Annuity Starting Date precedes Normal Retirement Date .

(b)           A Participant who retires after attaining age sixty (60) and completing at least twenty-five (25) years of Credited Service may elect to receive benefit payments equal to such Participant's Accrued Benefit without any reduction as a result of payments being made prior to Normal Retirement Date.

4.3           (a)  Subject to Section 14.9 of the Plan regarding minimum distributions, if a Participant continues in the service of the• Company after attaining Normal Retirement Date, payment of retirement benefits shall not commence until such Participant becomes a Retired Participant.

(b)(i)  In the case of a Participant who continues in the service of the Company after attaining Normal Retirement Date, the Participant's Accrued Benefit for each Plan Year shall be equal to the greater of (A) the retirement benefit determined under Paragraph 4.1, calculated on the basis of the Participant's Average Compensation and Credited Service as of the most recent determination date for calculating benefits, or (B) the Actuarial Equivalent value, reflecting the deferred payment, of the benefit calculated under this 4.3(b)(i) as of the later of the Participant's Normal Retirement Date or the end of the prior Plan Year.

(ii)           The portion of the benefit determined under 4.3(b)(i) that is attributable to Average Compensation and Credited Service earned after Normal Retirement Date shall be reduced, but not below zero, by the Actuarial Equivalent value of any distributions made to the Participant while employed by the Company after his Normal Retirement Date.  The amount of such reduction shall be determined without regard to any portion of such distributions in excess of the amount payable under the form of benefit described in Paragraph 4.1.  No reduction under this subparagraph (b)(ii) shall have the effect of reducing a Participant's annual benefit for any Plan Year below the benefit determined under this Paragraph 4.3 as of the end of the preceding Plan Year.

(c)           The determination date for a Retired Participant under this Paragraph 4.3 shall be the date of separation of such Retired Participant from service with the Company, and the determination date for a Participant under this Paragraph 4.3 who continues in the service of the Company shall be the last day of the prior Plan Year.

4.4           If a Participant becomes Disabled prior to his or her Normal Retirement Date, such individual's retirement shall be deemed to commence as of the date of certification by a licensed physician that such Participant has become Disabled.  Such Disabled Participant shall thereupon become a Retired Participant.  The benefit payable to a Disabled Participant shall be an amount equal to the Actuarial Equivalent value of his or her Accrued Benefit.

4.5           A Participant who (a) incurs a Break in Service and again becomes a Participant on any date other than the first day of a Plan Year, or (b) becomes a Retired Participant during a Plan Year before completing 1,000 Hours of Service during such Plan Year, shall receive Credited Service for each full month of employment during such Plan Year provided the individual averages at least eighty-three (83) Hours of Service per month during such Plan Year.

ARTICLE V

PAYMENT OF BENEFITS

5.1           Subject to the cashout provisions of Section 10.4 of the Plan, unless an election under Section 10.2 of the Plan is in effect, the benefit of a married Participant shall be paid in the form of an Actuarial Equivalent joint and survivor annuity with monthly payments during the Participant's lifetime, with 100% or, at the election of the Participant, 50% or 75%, of the Participant's monthly benefit continuing to the surviving spouse after the Participant's death.  The benefit of an unmarried Participant shall be paid in the form of a monthly annuity for life unless the Participant elects otherwise pursuant to Section 10.2 of the Plan.  Effective January 1, 2008, for purposes of this Appendix C only, the joint and 50% survivor annuity with the Participant’s surviving spouse as contingent annuitant is referred to as the qualified optional survivor annuity.

5.2           Subject to Section 10.4 of the Plan, a Participant whose benefit is otherwise payable pursuant to Paragraph 5.1 may elect in writing in accordance with the provisions of Section 10.2 of the Plan to receive his benefits in one of the following forms:

(a)           monthly payments for the life of the Participant with, in the event of the Participant's death after the commencement of benefit payments but before 120 payments have been made, payments for the remainder of such 120-month period (or, at the election of the Participant, the commuted lump sum value thereof) distributed to the Beneficiary;

(b)           monthly payments for the life of the Participant with, in the event of the Participant's death after the commencement of benefits, payments continuing for the life of the Beneficiary;

(c)           monthly payments for the life of the Participant; or

(d)           effective January 1, 1998, a lump sum payment.

ARTICLE VI

DEATH BENEFITS

6.1           Subject to Section 10.4 of the Plan, unless an election under Section 9.3 of the Plan is in effect, the surviving spouse of a vested Participant who was married throughout the one-year period ending on the Participant's date of death and who dies before the Annuity Starting Date shall receive a death benefit in the form of a preretirement survivor annuity, which is a monthly pension benefit for the life of the surviving spouse equal to:

(a)           In the case of a Participant or Terminated Participant in Employment Status or a Retired or Disabled Participant who dies before the Annuity Starting Date, the Actuarial Equivalent of such Participant's Accrued Benefit calculated as if such Participant had retired on the day before death.

(b)           In the case of a vested Participant or Terminated Participant who is not in Employment Status and dies before the Annuity Starting Date, the Actuarial Equivalent of such Participant's vested Accrued Benefit calculated as of the Participant's date of death.

(c)           In all other cases, the death benefit payable, if any, shall be determined under Paragraph 6.2.

6.2           The Beneficiary of a Participant who dies before the Annuity Starting Date shall be entitled to receive, if an election under Section 9.3 of the Plan is in effect, an amount equal to the Actuarial Equivalent value of the Participant's vested Accrued Benefit, payable in equal annual installments over a period no longer than five (5) years or, at the election of the Beneficiary, in a single lump sum.  If a Beneficiary has not been designated by a Participant, the Beneficiary shall be the surviving spouse of the Participant or, if there is no surviving spouse, the Participant's estate.

ARTICLE VII

TERMINATION OF PARTICIPATION.  LOSS

OF EMPLOYMENT STATUS AND VESTING

7.1           The eligibility of a Participant or Terminated Participant to receive a distribution of benefits upon separation from service with the Company before Normal Retirement Date shall be determined under this Article.

7.2           (a)  Subject to subparagraph (b), the vested portion of a Participant's or a Terminated Participant's Accrued Benefit shall be determined as follows:

a. Vesting Years	b. Vested Percentage
c. Less than 5	d. 0%
e. At least 5	f. 100%

(b)           The Accrued Benefit of a Participant or Terminated Participant who is in Emp1oyment Status upon attaining Normal Retirement Date shall be 100% vested.  A Disabled Participant shall be 100% vested in his or her Accrued Benefit.

7.3           (a)           Except as otherwise provided in subparagraph (b), if a Terminated Participant had not achieved any percentage of vesting under Paragraph 7.2 before incurring a Break in Service, and if the number of consecutive Breaks in Service either (A) is less than six (6) or (B) does not exceed the aggregate number of Vesting Years before such Breaks in Service, all of his other Vesting Years shall be aggregated for purposes of this Article VII.

(b)           If a Terminated Participant had no vested benefit under Paragraph 7.2 before incurring a Break in Service, and if the number of consecutive Breaks in Service both (A) equals or exceeds six (6) and (B) exceeds the aggregate number of Vesting Years before such Breaks in Service, all Vesting Years before such Breaks in Service shall be disregarded for purposes of this Article VII.

7.4           A Terminated Participant who has at least seven (7) Years of Credited Service on the date of termination of employment may elect to receive the Actuarial Equivalent value of his vested Accrued Benefit at any time within three (3) years prior to the date that would have been his Normal Retirement Date had he remained employed.  A Terminated Participant who has at least twenty-five (25) Years of Credited Service as of his date of termination of employment may elect to receive the Actuarial Equivalent value of his vested Accrued Benefit at any time after attaining age sixty (60).

Appendix C-

APPENDIX D

BENEFITS FOR EMPLOYEES OF BARNSTABLE WATER COMPANY

PURPOSE

Effective as of the Barnstable Merger Date, the Barnstable Water Company Pension Plan shall be merged with and into this Plan, and the assets and liabilities of that Plan shall be transferred to, and shall be assumed by, this Plan.  Such merger is hereby specifically authorized.  Such merger shall satisfy the requirements of Section 13.3 hereof.  Furthermore, in no event shall the merger reduce the accrued benefit, or other benefit protected under Section 411(d)(6) of the Code, of any Barnstable Water Participant, with respect to benefits accrued as of December 31, 2002.  Except as otherwise provided herein, any Barnstable Water Participant's benefits under this Plan, on and after January 1, 1970, shall be determined in accordance with the provisions of this Appendix D.  In no event shall the Accrued Benefit of a Barnstable Water Participant be less than his or her Accrued Benefit as of December 31, 2002.  The provisions of this Appendix D shall apply with respect to employees of Barnstable Water Company who meet the definition of a Barnstable Water Participant.

It is the intent of Barnstable Water Company and The Connecticut Water Company that Barnstable Water Participants shall continue to be treated as they were under the Barnstable Plan, subject nevertheless to the ability of The Connecticut Water Company to amend or terminate this Plan.  Accordingly, the following provisions, which are also set forth below, shall apply with respect to Barnstable Water Participants.  However, provisions of a general nature contained in this Plan, including without limitation Plan provisions incorporating rules under Section 415 of the Code and rules regarding eligible rollover distributions, shall apply as well to Barnstable Water Participants except to the extent that the provisions of this Appendix D expressly address the subject matter.

1.           Section 1.4, Provisions of Prior Plan apply to certain persons.

2.           Section 2.1, definition of Accrued Benefit.

3.           Section 2.2, definition of Actual Equivalent.

4.           Section 2.5, definition of Annuity Starting Date.

5.           Section 2.6, definition of Average Final Compensation.

6.           Section 2.7, definition of Beneficiary.

7.           Section 2.9, definition of Break in Service.

8.           Section 2.12, definition of Compensation.  However, the definition of Compensation shall be amended to reflect any amendments to the Barnstable Plan or to this Plan to reflect the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").

9.           Section 2.13, definition of Covered Compensation.

10.           Section 2.14, definition of Deferred Retirement Date.

11.           Section 2.15, definition of Early Retirement Date.

12.           Section 2.19, definition of Hour of Service.

13.           Section 2.22, definition of Normal Retirement Date.

14.           Section 2.26, definition of Prior Plan.

15.           Section 2.27, definition of Retired Employee.

16.           Section 2.30, definition of Social Security Retirement Age.

17.           Section 2.31, definition of Substantial Break.

18.           Section 2.35, definition of Vested Terminated Employee.

19.           Section 2.36, definition of Year of Benefit Service.

20.           Section 2.37, definition of Year of Eligibility and Vesting Service.

21.           Article III, Participation.

22.           Article IV, Requirements for Retirement Income.

23.           Article V, Amount of Retirement Income, Sections 5.1 through 5.3 and Section 5.6.

24.           Article VI, Termination of Employment and Vested Rights.

25.           Article VII, Normal and Optional Forms of Benefit, Sections 7.1 through 7.7.

26.           Article VIII, Death Benefits.

1.4           Provisions of Prior Plan apply to certain persons.  Except as expressly provided in the Plan, the right to benefits of persons who were Participants in the Prior Plan on or before December 31, 2000 and who do not thereafter become Participants in the Plan, and of the contingent annuitants and other beneficiaries of such persons, shall be determined in accordance with the provisions of the Prior Plan.

2.1           "Accrued Benefit" means, with respect to any Participant at any time, the monthly benefit computed under Section 5.1, based on his Average Final Compensation and Covered Compensation as of the time such Accrued Benefit is computed.  Notwithstanding the foregoing, "Accrued Benefit" for an Employee who retires or remains in service after his Social Security Retirement Age is determined as stated in the foregoing sentence, except that Covered Compensation shall be determined as of the Participant's Social Security Retirement Age.

2.2           "Actuarial Equivalent" means a benefit, as determined by the Actuary, whose value equals the value of a benefit or benefits otherwise payable in a different form or at a different time under the Plan, based on an annual interest assumption of seven percent (7%) and the Pentad 90 Mortality Table; provided, however, that for purposes of Sections 7.2, 7.4, 7.5, and 8.2(e), actuarial equivalence shall be determined in accordance with the following:

(a)           Effective January 1, 2008, for purposes of determining the amount of a lump sum payment under Sections 7.5 and 8.2(e), the Applicable Morality Table and Applicable Interest Rate, as set forth in Exhibit I, shall be utilized; and

(b)           for a Participant who elects a joint and survivor form of annuity, his benefit under the normal annuity form is adjusted by the percentage shown in the following table:

            Percent                                                              Actuarial
                       Survivor                                 Factor

50%                                            90%
67%                                            86%
75%                                            84%
100%                                              80%

These factors are further adjusted if the age between the Participant and beneficiary is more than 5 years.  If the Participant is more than 5 years older, then subtract 0.5% for each year of difference in excess of 5.  If the Participant is more than 5 years younger, add 0.5% for each year of difference in excess of 5.

For a Participant who elects a life annuity with guaranteed payments, the actuarial factor is 98% if the guarantee period is 60 months and 90% if the guarantee period is 120 months.

2.5           "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form.

2.6           "Average Final Compensation" of a Participant means the highest average annual Compensation which such Participant earned during the three consecutive Years of Benefit Service credited to him out of the last ten Years of Benefit Service credited to him preceding the date on which he retired, terminated his employment or died.

2.7           "Beneficiary" means the person designated by an Employee or retired Employee to receive certain benefits payable under the provisions of the Plan.

2.9           "Break in Service" means a Plan Year during which an Employee has not completed more than 500 Hours of Service.

2.12           "Compensation" means, subject to paragraphs (a) (b) and (c) below: the earnings reported on Form W-2 or other applicable government reporting form paid to an Employee by the Company, including overtime pay and bonuses but excluding special pay and director pay. Compensation also excludes the Company's cost for any public or private employee benefit plan, including this Plan.  However, effective January 1, 2001, Compensation also includes elective deferrals of Compensation under Section 401(k) of the Code, elective reductions of Compensation under a cafeteria plan pursuant to Section 125 of the Code, and elective reductions of Compensation for qualified transportation fringe benefits under Section 132(f)(4) of the Code.

(a)           For Employees who complete an Hour of Service on or after January 1, 1989, Compensation in excess of $200,000 (as indexed by the Secretary of the Treasury) in any Plan Year will not be recognized for any Plan purposes.  In no event will such limitation reduce the benefit of any Employee under the Plan or Prior Plan below that accrued on December 31, 1988.

(b)           For Employees who complete an Hour of Service on or after January 1, 1994, Compensation in excess of $150,000 (as indexed by the Secretary of the Treasury) in any Plan Year will not be recognized for any Plan purposes.  In no event, however, will such limitation reduce the benefit of any Employee under the Plan or Prior Plan below that accrued on December 31, 1993.

(c)           In determining the compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term family shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.  If, as a result of the application of such rules the adjusted Compensation limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.  The family aggregation rules described in this paragraph (c) shall no longer apply, effective January 1, 1997.

(d)           If compensation for any prior determination period is taken into account in determining a Participant's benefits for the current Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior determination period.  For this purpose, in determining benefits in plan years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000.  In addition, in determining benefits in plan years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

(e)           Increase in limit.  The Annual Earnings or annual Compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Annual Earnings or annual Compensation means Earnings or Compensation during the Plan Year or such other consecutive 12 month period over which Earnings or Compensation is otherwise determined under the Plan (the determination period).  Accruals relating to periods prior to January 1, 2002, and the amount of Earnings or Compensation taken into account for periods prior to January 1, 2002, in determining accruals before and after January 1, 2002, shall be unaffected by this change.

(f)           Cost-of-living adjustment.  The $200,000 limit on Annual Earnings or annual Compensation in the preceding paragraph shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code.  The cost-of-living adjustment in effect for a calendar year applies to Annual Earnings or annual Compensation for the determination period that begins with or within such calendar year.

2.13           "Covered Compensation" for a Participant means the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the thirty-five (35) year period ending with the calendar year in which the Participant attains Social Security.  Retirement Age as defined in Section 2.30.  In the case of a Participant who separates from service with the Company prior to attaining Social Security Retirement Age, the Social Security Taxable Wage Base for each calendar year following such termination shall be equal to the Social Security Taxable Wage Base in effect for the calendar year in which his termination occurs.  In the case of a Participant who separates from service with the Company after attaining Social Security Retirement Age, Covered Compensation shall be determined as if the Participant retired on his Social Security Retirement Age.

2.14           "Deferred Retirement Date" means, with respect to each Participant who remains in the service of the Company after his Normal Retirement Date, the first day of any calendar month coinciding with or next following the month in which he actually retires or dies.

2.15           "Early Retirement Date" means the first day of any calendar month prior to a Participant's Normal Retirement Date and after the date on which he has (a) attained age fiftyfive (55) and (b) completed at least five (5) Years of Benefit Service.

2.19           "Hour of Service" means, with respect to any Employee,

(a)           each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Company, each such hour to be credited to the Employee for the Plan Year in which the duties were performed;

(b)           each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company (including payments made or due from a trust fund or insurer to which the Company contributes or pays premiums) on account of a period of time for which no duties are performed (irrespective of whether the employment relationship has ended) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Plan Year in which such period of time occurs, subject to the following rules:

(i)           No more than 501 Hours of Service shall be credited under this paragraph (b) to the Employee on account of any single continuous period during which the Employee performs no duties;

(ii)           Hours of Service shall not be credited under this paragraph (b) to an Employee for payment which solely reimburses the Employee for medicallyrelated expenses incurred by the Employee, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

(iii)           If the period during which the Employee performs no duties falls within two or more Plan Years, and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Plan Years on any reasonable basis consistently applied with respect to similarly situated employees;

(c)           each hour not counted under paragraph (a) or (b) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Company, each such hour to be credited to the Employee for the Plan Year to which the award or agreement for back pay pertains;

(d)           each noncompensated hour that is not credited under (a), (b) or (c) above during a period of leave of absence from the Company for service in the armed forces of the United States if the Employee returns to work for the Company at a time when he has re-employment rights under federal law, to the extent required under the Uniformed Services Employment and Reemployment Rights Act (USERRA), or within such longer period as may be specified by the Company for which the Employee returns to work;

(e)           solely for the purposes of determining whether the Employee has incurred a Break in Service, each noncompensated hour while an Employee during a period of authorized leave of absence from the Company for a reason other than service in the armed forces of the United States if the Employee returns to work for the Company at the end of such leave, and;

(f)           solely for the purpose of determining whether the Employee has incurred a Break in Service in the case of an absence from work after July 31, 1985 (i) because of the Employee's pregnancy, (ii) because of the birth of the Employee's child, (iii) because of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for the Employee's child immediately after its birth or placement with the Employee for adoption, the hours the Employee would have worked (not to exceed 501 hours) but for such absence from work.  For purposes of this subsection (f) the following special rules will apply:

(i)           Any Hour of Service credited with respect to an absence shall be credited (A) only in the Plan Year in which the absence begins, if the Employee would be prevented from incurring a Break in Service in such year solely because of Hours of Service credited for such absence, or (B) in any other case, in the immediately following Plan Year;

(ii)           No Hours of Service shall be credited unless the Employee furnishes the Administrator with such information as the Administrator may reasonably require (in such form and at such time as the Administrator may reasonably require) establishing (A) that the absence from work is an absence described hereunder and (B) the number of days for which the absence lasted; and

(iii)           In no event shall more than 501 Hours of Service be credited to an Employee hereunder for any absence by reason of any one pregnancy or the placement of any one child.

Hours of Service to be credited to an individual under (a), (b) and (c) above will be calculated and credited pursuant to paragraphs (b) and (e) of section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference.  Hours of Service to be credited to an individual during an absence described in (d), (e) or (f) above will be determined by the Company with reference to the individuals most recent normal work schedule.  If the Company cannot so determine the number of Hours to be credited, there shall instead be credited eight Hours of Service for each day of absence.

2.22           "Normal Retirement Date" means the first day of the month coincident with or next following an Employee's Normal Retirement Age.  'Normal Retirement Age' means an Employee's Social Security Normal Retirement Age or, in the case of an Employee who first participates on or after January 1, 1995, his fifth anniversary of Plan participation, if later.

2.26           "Prior Plan" means the Plan as in effect December 31, 2000.

2.27           "Retired Employee" means any former Employee who retires from the service of the Company on his Normal, Early or Deferred Retirement Date, whichever is applicable, and who receives or is entitled to receive Retirement Income in accordance with Article V.

2.30           "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.  Presently, "Social Security Retirement Age" means, with respect to a Participant born prior to 1938, the date on which he attains age 65; with respect to a Participant born after 1937 and prior to 1955, the date on which he attains age 66; and with respect to a Participant born after 1954, the date on which he attains age 67.

2.31           "Substantial Break" means, in the case of any Employee who has completed fewer than five (5) Years of Vesting Service, a series of one or more consecutive Breaks in Service, the number of which consecutive Breaks in Service equals or exceeds (a) for purposes of Section 2.36, the number of his Years of Benefit Service, or (b) for purposes of Section 2.37, the number of his Years of Vesting Service, prior to such Breaks in Service; provided, however, that no Employee shall incur a Substantial Break in Service after July 31, 1985 unless the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the number of such Years of Benefit Service, or Vesting Service, whichever is applicable.  Such number of Years of Benefit Service, or Vesting Service, whichever is applicable, prior to such Breaks in Service shall be deemed not to include any such Years disregarded under Sections 2.36 or 2.37 by reason of any prior Substantial Break.

2.35           "Vested Terminated Employee" means any individual who has ceased to be an Employee and who is eligible, under Section 6.2, to receive a vested deferred retirement income.

2.36           "Year of Benefit Service" means for periods on and after the Effective Date, any Plan Year during which an Employee completes 1,000 or more Hours of Service.  In the case of any Employee who has a Substantial Break, any Year of Benefit Service completed before such Substantial Break shall be disregarded.

For periods prior to the Effective Date (January 1, 1970), an Employee will be credited with Years of Benefit Service in an amount equal to the period of his continuous uninterrupted employment with the Company prior to such date.

Benefit Service shall not be earned for any periods during which an individual is employed other than by the Company.  For example, service with a related employer that has not adopted this Plan will not be taken into account.  In addition, Benefit Service shall not be earned for any periods during which an individual is employed in an ineligible job classification.

Notwithstanding the foregoing, any individual who is an Employee (of Barnstable Water Company) through the termination of the interim Management Agreement that the Town of Barnstable and Barnstable Water Company have or will enter into pursuant to section 4.11 of the Asset Purchase Agreement among the Town of Barnstable, Connecticut Water Service, Inc., the Barnstable Holding Company, the Barnstable Water Company, and BARLACO, Inc., dated March 10, 2005, relating to the operation of the Barnstable Water Company’s former assets, shall be deemed to have a Year of Benefit Service for the Plan Year in which the termination of such interim Management Agreement occurs, even if such Employee does not complete 1,000 or more Hours of Service for that Plan Year, subject nevertheless to the maximum specified in Section 5.1(iii).

2.37           "Year of Eligibility and Vesting Service" means, with respect to any Employee, each Plan Year during which he has completed 1,000 or more Hours of Service, provided that in the case of any Employee who has a Substantial Break, any Year of Vesting Service before such Substantial Break shall be disregarded.

For purposes of eligibility to participate and Years of Vesting Service, but not for purposes of Benefit Service, employment with an Affiliated Company, and employment as a Leased Employee as defined in Section 414(n) of the Code, will be considered employment with the Company. An "Affiliated Company" means the Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Notwithstanding the foregoing, any individual who is an Employee (of Barnstable Water Company) through the termination of the interim Management Agreement that the Town of Barnstable and Barnstable Water Company have or will enter into pursuant to section 4.11 of the Asset Purchase Agreement among the Town of Barnstable, Connecticut Water Service, Inc., the Barnstable Holding Company, the Barnstable Water Company, and BARLACO, Inc., dated March 10, 2005, relating to the operation of the Barnstable Water Company’s former assets, shall be deemed to have a Year of Vesting Service for the Plan Year in which the termination of such interim Management Agreement occurs, even if such Employee does not complete 1,000 or more Hours of Service for that Plan Year.

Article III. Participation.

3.1           Persons Eligible to Participate in Plan.

(a)           Any Employee who was a Participant on January 1, 1989, will continue to be a Participant in this Plan.

(b)           Any Employee who was not a Participant on January 1, 1989 and who (a) attains age 21 and (b) completes a Year of Eligibility Service, as defined in Section 3.2, shall be eligible to be a Participant in the Plan.  Participation shall commence on the first day of the month coincident with or next following the date on which the Employee completes a Year of Eligibility Service and attains age 21.

(c)           Notwithstanding the foregoing, leased employees, as defined in Section 414(n) of the Code, shall not be eligible to participate in the Plan.

3.2           Year of Eligibility.  An Employee will complete a Year of Eligibility Service if be is credited with 1,000 or more Hours of Service in an "eligibility computation period".  The initial 'eligibility computation period' shall mean the twelve (12) month period commencing with the date be first performs an Hour of Service.

Subsequent eligibility computation periods shall be based on the Plan Year commencing with the Plan Year following the date he first performs an Hour of Service.  In the case of a reemployed former Employee who was not entitled to a vested deferred Retirement Income upon termination of employment, Years of Eligibility Service prior to a Substantial Break shall be disregarded in determining when such reemployed former Employee is eligible to participate after reemployment.

3.3           The term "Participant" shall include only those individuals who are, in fact, treated as common law employees on the payroll records of the Company and compensated by the Company as common law employees, and who otherwise satisfy the requirements for participation in the Plan.  Therefore, the term "Participant" will not include any individual who is compensated other than as a common law employee (for example, as an independent contractor, leased employee or agency employee) even if such individual is subsequently determined to be or to have been a common law employee of the Company.

Article IV. Requirements for Retirement Income.

4.1           Normal Retirement.  Any Participant who retires on his Normal Retirement Date shall be entitled to receive a Retirement Income, commencing on his Normal Retirement Date, in the amount specified in Section 5. 1.

4.2           Deferred Retirement.  Each Participant who remains in the service of the Company after his Normal Retirement Date shall be entitled to receive a Retirement Income, commencing on his Deferred Retirement Date, in the amount specified in Section 5.2.

4.3           Early Retirement.  Any Participant who has not attained his Normal Retirement Date but who attains age fifty-five (55) while an Employee and who completes at least five (5) Years of Benefit Service may elect an early retirement.  Any individual who elects early retirement in accordance with this Section 4.3 shall be entitled to a Retirement Income commencing on his Early Retirement Date or his Normal Retirement Date, at his election and continuing during his lifetime, in the amount specified in Section 5.3.

Article V. Amount of Retirement Income.

5.1           Normal Retirement Income.  Subject to the provisions of Section 5.4 and 5.5, the annual amount of Retirement Income to be payable in monthly installments to each Participant who retires from employment with the Company on his Normal Retirement Date on or after January 1, 2001, commencing on his Normal Retirement Date and continuing during his lifetime, shall be equal to the sum of (i) plus (ii) times (iii) below:

(i)           1.25% of his Average Final Compensation;

(ii)           0.75% of his Average Final Compensation in excess of his Covered Compensation;

(iii)           Years of Benefit Service for up to thirty (30) Years.

In no event, however, will the Normal Retirement Income of such a Participant be less than the amount accrued as of December 31, 1988 under the provisions of the Prior Plan in effect at such time, or the amount accrued as of December 31, 2000 under the provisions of the Prior Plan in effect at such time.

5.2           Deferred Retirement Income.  A Participant who remains in the service of the Company after his Normal Retirement Date in accordance with Section 4.2 shall, upon actual retirement, receive an annual amount of Retirement Income to be payable in monthly installments, commencing on his Deferred Retirement Date and continuing during his lifetime, equal to the greater of (a) & (b):

(a)           an amount computed under Section 5.1, based on his Years of Benefit Service and his Average Final Compensation as of his Deferred Retirement Date.

(b)           an amount equal to the actuarial increase of his Normal Retirement Date benefit. The actuarial increase factor is 1% for each month that the Participant defers retirement beyond his Normal Retirement Date.

Such Deferred Retirement Income shall be payable monthly commencing on the earlier of:

(a)           the Participant's Deferred Retirement Date;

(b)           the required commencement date set forth in Section 5.2.1; or

(c)           the required commencement date set forth in Section 7.7.

In the event that a Participant commences receipt of payments under (c) above, his additional benefit accrual for the period between the commencement of benefits and his Deferred Retirement shall be reduced by the Actuarial Equivalent value of the aggregate amount of Retirement Income previously made to him pursuant to the provisions of Section 5.2.2, subject to the provisions of Department of Labor Regulations 2530.203-3 and other applicable law.

5.2.1           If a Participant remains actively employed by the Company beyond his Normal Retirement Date or is reemployed after Normal Retirement Age, Retirement Income will be suspended for any calendar month for which he is compensated for more than 40 Hours of Service.  No such suspension will occur in the case of reemployment or continued employment after Normal Retirement Age and prior to the latest commencement date set forth in Section 7.7 where the Participant accumulates 40 or more Hours of Service in any calendar month unless such Participant is notified in accordance with the procedures in Regulation Section 2530.200-3 of ERISA.

5.2.2           If a Participant is required to commence payment of his Retirement Income because be has reached the latest commencement date as provided in Section 7.7, then the Participant shall receive a Deferred Retirement Income calculated in accordance with Section 5.2 (or 5.2.1, if applicable), and as of each December 31 thereafter, an additional amount, if any, will be paid to the Participant equal to the excess of (a) over (b) where:

(a)           is the increase in the Participant's recalculated Deferred Retirement Income between the amount accrued on his required commencement date and the date of determination; and

(b)           is the Actuarial Equivalent of the Retirement Income received by the Participant pursuant to this Section.  The foregoing additional payment shall be required only if, after the recalculation of the Participant's Deferred Retirement Income, such additional payment is required to comply with the minimum distribution rules contained in Section 401(a)(9) of the Code and regulations thereunder.

5.3           Early Retirement Income.  The annual amount of Retirement Income to be payable in monthly installments to each Participant who retires early in accordance with Section 4.3 shall, at the Participant's election, be the amount specified in (a) or (b) below.

(a)           Early Retirement Income Commencing at Normal Retirement Date.  The amount of a Participant's Early Retirement Income, commencing on his Normal Retirement Date, shall be his Accrued Benefit based on his Average Final Compensation, Covered Compensation and Years of Benefit Service as of his Early Retirement Date.

(b)           Early Retirement Income Commencing Prior to Normal Retirement Date.  The amount of a Participant's Early Retirement Income, commencing on or after his Early Retirement Date but prior to his Normal Retirement Date, shall be equal to his Accrued Benefit computed under Section 5.3(a), reduced according to the following table.  The reduction percentages are for each month by which the date of commencement of such Retirement Income precedes the Participant's Normal Retirement Age.
      Normal Retirement Age
Years before NRD                                           65                      66                      67
1                                5/9%/mo.                      5/9%/mo.                      5/9%/mo.
2                                5/9%                      5/9%                      5/9%
3                                5/9%                      5/9%                      5/9%
4                                5/9%                      5/9%                      5/12%
5                                5/9%                      5/12%                      5/12%
6                                5/18%                      5/9%                      5/9%
7                                5/18%                      5/18%                      5/9%
8                                5/18%                      5/18%                      5/18%
9                                5/18%                      5/18%                      5/18%
10                                5/18%                      5/18%                      5/18%
11                                N/A                      5/18%                      5/18%
12                                N/A                      N/A                      5/18%

5.6           Cost of Living Increases.  (a)  Effective January 1, 1992 an ad-hoc cost of living increase was provided to retirees.  The benefit increase is described in the Prior Plan.

(b)           The monthly benefits of all individuals who were receiving payment of benefits under the Plan as of September 1, 1997 were increased by fifteen percent (15%), effective beginning with monthly benefit payments for September 1997.

Article VI. Termination of Employment and Vested Rights.

6.1           Forfeiture of Benefits.  Any Participant who terminates employment for any cause before completion of five (5) Years of Vesting Service, shall forfeit all rights to any benefits under the Plan.

6.2           Vested Deferred Retirement Income.

(a)           If a Participant ceases to be an Employee for any reason other than death or retirement on or after January 1, 1989 and after he completes five (5) Years of Vesting Service and before his Normal Retirement Date, he shall have a vested and nonforfeitable right to a percentage of his Accrued Benefit, as determined under the following table:

  Years of Vesting Service                                                      Vested Percentage

Less than 5                                                     0%

5 or more                                                 100%

(b)           Any Participant entitled to a vested deferred Retirement Income under this Section 6.2 who completes at least five (5) Years of Benefit Service may elect to receive a pension, commencing on the first day of any month after satisfaction of the early retirement requirements in an amount equal to the amount determined in Section 5.3(b).

(c)           The benefit payable under (a) or (b) above is adjusted in accordance with the applicable normal form of benefits under Section 7.1.

6.3           Use of Former Vesting Schedule.  If the Plan is amended and if such amendment directly or indirectly affects the computation of the nonforfeitable percentage of a Participant's Accrued Benefit, each Participant who has completed at least three (3) Years of Vesting Service and whose nonforfeitable percentage at any time after such amendment could be less than such percentage determined without regard to such amendment will have the nonforfeitable percentage of his Accrued Benefit determined without regard to such amendment.

6.4           Vesting at Normal Retirement Age.  An active Participant shall have a vested and nonforfeitable right to 100% of the Retirement Income under Section 5.1 upon reaching the earlier of (a) Normal Retirement Age or, (b) the later of age 65 or the fifth anniversary of plan participation.

6.5           Benefits Upon Re-employment.  Subject to the provisions of Sections 5.2.1, 6.5.1, 6.5.2 and 6.5.3, any benefit payments to a former Employee who is reemployed by the Company shall be suspended for the period of his reemployment.  Upon subsequent termination of employment, the amount of his benefit shall be recomputed based on his aggregate Years of Benefit Service and his Average Final Compensation minus the Actuarial Equivalent of the payments previously received.

6.5.1           In the case of the reemployment by the Company of a former Employee who had received a lump sum distribution of his fully vested benefit, Years of Vesting Service earned before and after his reemployment shall be aggregated and Years of Benefit Service earned prior to his reemployment shall be disregarded-for purposes of determining his vested status and his accrued benefit at subsequent termination of employment.

In the case of the reemployment by the Company of a former Employee who had received a lump sum distribution of less than one hundred percent of his accrued benefit, Years of Vesting Service and Years of Benefit Service earned before and after his reemployment shall be aggregated and the benefit to which he is entitled at subsequent termination shall be reduced by the Actuarial Equivalent of the benefits previously received.

6.5.2           If a Participant continues to be employed by the Company on the latest commencement date provided in Section 7.7, his Deferred Retirement Benefit shall be calculated in accordance with Section 5.2.2 and commence as provided in Section 7.7, and the recalculation provided in Section 5.2.2 shall be applied each year thereafter.

6.6           Optional Forms Upon Re-employment.  If a Participant whose Annuity Starting Date is prior to his Normal Retirement Age is reemployed, the form of payment elected with respect to benefits accrued as of such pre-Normal Retirement Age Annuity Starting Date shall remain in effect with respect to the benefit he had accrued prior to his reemployment.  Any benefits accrued after his reemployment shall be subject to the surviving spouse benefit under Section 8.2 or qualified joint and survivor annuity under Section 7.2 unless another form of payment is properly elected.  If the benefit of a reemployed Participant was payable as of an Annuity Starting Date which was after his Normal Retirement Age, the form of payment elected at such Annuity Starting Date shall remain in effect during the period of his post-Normal Retirement Age employment and shall apply to the benefits accrued during such period of reemployment.  Upon subsequent retirement or required beginning date, payments will resume in accordance with such form of payment previously elected.

Article VII. Normal and Optional Forms of Benefit.

7.1           Normal Form of Benefit.  Except as otherwise provided in Section 7.2, the normal form of Accrued Benefit payable under the Plan to a Participant is a pension payable monthly to the Participant during his lifetime only, the first payment to be due on the first day of the calendar month coincident with or next following the Participant's actual retirement and the last payment to be due on the first day of the calendar month in which his death occurs.

7.2           Normal Form of Benefit for Certain Married Participants.  The normal form of pension or vested benefit payable under the Plan to a Participant who begins to receive benefits under the Plan and is married on the Annuity Starting Date shall be a qualified joint and survivor annuity form under which a reduced pension will be payable monthly to the Participant during his lifetime and, following his death, one-half of such reduced pension will be payable monthly to the person to whom the Participant was married on the Annuity Starting Date, such amount to be payable through the first day of the calendar month in which the death of such person occurs.  The joint and survivor annuity payable hereunder shall be the Actuarial Equivalent of the normal form of pension described in Section 7. 1.  If the person to whom a survivor benefit is payable under this Section 7.2 dies after the Annuity Starting Date and while the Participant is alive, the Participant shall continue to receive, during his remaining lifetime, the same amount of reduced pension as was payable to him under this Section 7.2.

7.3           Election of Form of Benefit.

The Administrator shall provide each Participant no less than 30 days nor more than 180 days prior to Annuity Starting Date a written explanation of:  (i) the terms and conditions of the qualified joint and survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of the Participant's spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity; and (v) the relative values of the various optional forms of benefit under the Plan.  Such description shall inform any such Participant who has a spouse that he has a reasonable period of time in which to elect, with the consent of such spouse, to take his retirement benefits other than in the form described in Section 7.2, in which case the standard form of benefit payment shall be a straight life annuity set forth in Section 7.1, and shall inform such Participant of the availability of other optional forms of benefit under Section 7.4 and the availability from the Administrator of descriptive information relative to any optional forms available.  Similar relevant information shall be provided to unmarried Participants with respect to the life annuity form of benefit under Section 7.1.  All elections and revocations of elections hereunder shall be in writing on forms to be supplied by the Retirement Board and signed by the Participant.  Any election by a Participant who has a spouse to take his benefit in a form other than that provided in Section 7.2, other than the joint and 67%, 75% or 100% spousal survivor annuity described in Section 7.4, will not be effective unless such spouse consents thereto in writing, acknowledging the effect of such election, and such consent is witnessed by a Notary Public or a Plan representative.  The waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent.  If a Participant designates a Beneficiary other than his spouse, then spousal consent to that specific Beneficiary shall be required; and similarly, any change in Beneficiary shall require spousal consent.  If it is established to the satisfaction of a Plan Representative that any such written consent may not be obtained because there is no spouse or the spouse cannot be located, the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, or under such other circumstances as the Secretary of the Treasury may prescribe, then no spousal consent shall be required.  The Administrator shall maintain procedures in conformity with Code Section 417(a)(2)(B) to establish whether a spousal consent is required.  The period for making any election shall be one hundred eighty (180) days duration, ending on the Annuity Starting Date, and any election may be revoked and a new election made at any time and any number of times during the election period.  Any written explanation requested by the Participant must be given within a reasonable period of time after the request.  All elections and options shall become effective on the Annuity Starting Date and may not thereafter be revoked or modified.

Notwithstanding the foregoing provisions of this paragraph (d), if the Participant, after having received the written explanation of the qualified joint and survivor annuity, affirmatively elects a form of distribution (with spousal consent, if necessary), the Annuity Starting Date may be less than 30 days after receipt of the written explanation described in this paragraph (d) provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified joint and survivor annuity form of payment and elect (with spousal consent) a form of distribution other than a qualified joint and survivor annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the qualified joint and survivor annuity form of payment is provided to the Participant; and (c) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.  Nevertheless, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that distribution is permitted to commence in accordance with the following sentence.  Distribution may not be made or commence before expiration of the seven (7) day period that begins the day after the written explanation of the qualified joint and survivor annuity described above is provided.  To the extent that an unmarried Participant is permitted to waive the life annuity form of benefit payment, the foregoing provisions shall also apply with respect to the waiver of the life annuity form of benefit payment.  Effective January 1, 2007, the notification provided to the Participant pursuant to this Section 7.3 who has the right to defer receipt of a distribution shall notify the Participant of the consequences of a failure to defer receipt of such a distribution.

7.4           Optional Forms of Benefit.

(a)           Generally.  Subject to Sections 7.2 and 7.3, a Participant may elect to have his benefit paid in any one of the optional forms described in paragraphs (1) and (2) below, which form will be the Actuarial Equivalent value of the normal form of benefit described in Section 7.1:

(1)           Contingent Annuitant Option:  An actuarially reduced Retirement Income payable in equal monthly installments for the lifetime of the Retired Employee, with the provision that after his death, his Beneficiary, if living, shall receive lifetime Retirement Income equal to 50%, 67%, 75%, or 100% at the Participant's death, of the amount of Retirement Income payable to the Retired Employee prior to death.  Effective January 1, 2008, the joint and 75% survivor option with the Participant’s spouse as contingent annuitant shall be referred to as the qualified optional survivor annuity.  The notification provided to the Participant pursuant to Section 7.3 shall include information concerning terms and conditions of the qualified optional survivor annuity.  Effective January 1, 2007, the notification provided to the Participant pursuant to this Section 7.4 who has the right to defer receipt of a distribution shall notify the Participant of the consequences of a failure to defer receipt of such a distribution.

(2)           60 and 120 Months Certain and Life Income Option:  An actuarially reduced Retirement Income payable in equal monthly installments for the lifetime of the Retired Employee, with the provision that after his death, his Beneficiary shall receive the balance, if any, of the guaranteed sixty (60) or one hundred twenty (120) monthly payments.

If the Beneficiary designated by the Participant under this Section 7.4 is not the Participant's spouse, the benefits payable to the Participant must satisfy the requirements of Section 7.7.

(b)           Effect of the Death of Participant or Beneficiary.  The election of a form of payment is void upon the death of either the Participant or Beneficiary prior to the Annuity Starting Date unless the Participant dies and had elected the form described in Section 7.4(a)(1) with his spouse as the designated Beneficiary.

(c)           Evidence of Beneficiary's Age. Any Participant who elects the contingent annuitant option described in-Section 7.4(a)(1) or who receives the joint and survivor annuity benefit described in Section 7.2, must submit the birth certificate (or some other satisfactory evidence of age) of his Beneficiary or spouse, as the case may be, to the Administrator with his application for retirement benefits.

7.5           Distribution of Small Benefits.  Notwithstanding any provision in the Plan to the contrary, effective March 28, 2005, if the Actuarial Equivalent lump sum value of an Accrued Benefit payable to or on behalf of any Participant hereunder upon termination or retirement (including all benefits under the Plan, Appendix C, and this Appendix D) does not exceed $1,000, such benefit shall be in the form of a lump sum payment of Actuarial Equivalent value in lieu of any other benefit payable hereunder.

7.6           Statutory Deadlines for Distributions.

Unless the Participant elects otherwise in writing, distribution will be made (or will commence) no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

(i)           the attainment by the Participant of age 65;

(ii)           the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(iii)           the date the Participant ceases to be an Employee.

7.7           Minimum Distribution Requirements.

See Section 10.7 of the Plan.

Article VIII. Death Benefits.

8.1           Death Benefits Limited.  Except as otherwise provided in Article VII above or Section 8.2 below, no benefits shall be payable under the Plan in connection with the death of a Participant.

8.2           Pre-retirement Death Benefits Payable to Spouse.

(a)           Married Participants Who meet Requirements For Early Retirement.  If a married Participant meets the requirements for early retirement under Section 4.3 and then dies prior to his Normal Retirement Date while still in the service of the Company, his surviving spouse shall be entitled to receive a monthly spouse's pension, commencing on the date which would have been the Participant's Normal Retirement Date, unless the surviving spouse consents in writing (in such form as the Administrator may prescribe) to an earlier commencement date.  Such earlier commencement date must be the first day of a calendar month and cannot precede the earliest date the Participant could have begun receiving benefits under Article VI or Article VII.  The monthly amount of such survivor annuity shall be the same as the monthly annuity the spouse would have received had the Participant commenced receiving his benefit on the date the survivor annuity commences, in the normal form described in Section 7.2.  If the Participant remained in the service of the Company at the time of his death, the amount of the survivor annuity shall be calculated on the assumption that the Participant's service ended on the date of his death and he survived until the date the survivor annuity commences.

(b)           Married Participants Who Meet Requirements For Normal Retirement.  If a married Participant dies on or after his Normal Retirement Date and prior to his Annuity Starting Date, his surviving spouse shall be entitled to receive a monthly spouse's pension, commencing on the first day of the month following the Participant's death and payable on the first day of each month thereafter during such spouse's lifetime.  The monthly amount of such survivor annuity shall be the same as the monthly annuity the spouse would have received had the Participant commenced receiving his benefit on the date the survivor annuity commences, in the normal form described in Section 7.2.  Payments will begin on the first day of the month following the Participant's death and will continue each month thereafter during the spouse's lifetime.

(c)           Other Married Vested Participants.  A survivor annuity shall be payable under this Section 8.2(c) to the surviving spouse of any Participant (including Vested Terminated Participants) who

(i)           is credited with one or more Hours of Service after September 30, 1976;

(ii)           has not received any benefit payments as of the date of his death;

(iii)           dies on or after August 23, 1984;

(iv)           is married throughout the one year period ending on the date of his death; and

(v)           has met the vesting requirement described in Section 6.2 at the time of his death or termination, if earlier.

Such survivor annuity shall be payable monthly, commencing on the date which would have been the Participant's Normal Retirement Date, unless the surviving spouse consents in writing (in such form as the Administrator may prescribe) to an earlier commencement date.  Such earlier commencement date must be the first day of a calendar month and cannot precede the earliest date the Participant could have begun receiving benefits under Article VI or Article VII.  The monthly amount of such survivor annuity shall be the same as the monthly annuity the spouse would have received had the Participant commenced receiving his benefit on the date the survivor annuity commences, in the normal form described in Section 7.2.  If the Participant remained in the service of the Company at the time of his death, the amount of the survivor annuity shall be calculated on the assumption that the Participant's service ended on the date of his death and he survived until the date the survivor annuity commences.

(d)           An individual claiming benefits under this Section 8.2 may be required by the Company to furnish satisfactory evidence of status as a surviving spouse, and the Company's determination shall be final.

(e)           If the Actuarial Equivalent lump sum value of the preretirement survivor annuity benefit upon the death of the Participant does not exceed $5,000, such amount shall be paid to the surviving spouse at that time in lieu of any other benefits hereunder.

Appendix D-